   As filed with the Securities and Exchange Commission on October 13, 1998
                                                    Registration Nos. 33-11371
                                                                      811-4982
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                ===============

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                   Pre-Effective Amendment No. _________    [_]
                    Post-Effective Amendment No.    35      [X]
                                                 -------
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940       [_]
                          Amendment No.     37              [X]
                                        ----------
                       (Check appropriate box or boxes)

                                ===============

                             HEARTLAND GROUP, INC.
              (Exact Name of Registrant as Specified in Charter)

                790 NORTH MILWAUKEE STREET
                   MILWAUKEE, WISCONSIN                       53202
         (Address of Principal Executive Offices)           (Zip Code)

       Registrant's Telephone Number, including Area Code (414) 347-7777

           JILAINE HUMMEL BAUER, Vice President and General Counsel
                          790 NORTH MILWAUKEE STREET
                          MILWAUKEE, WISCONSIN 53202
                    (Name and Address of Agent for Service)

                                   Copy to:
                           CONRAD G. GOODKIND, ESQ.
                                Quarles & Brady
                           411 East Wisconsin Avenue
                              Milwaukee, WI 53202

         It is proposed that this filing will become effective (check appropriate box):
               [_] immediately upon filing pursuant to paragraph (b)
               [X] on November 9, 1998, pursuant to paragraph (b)
               [_] 60 days after filing pursuant to paragraph (a)(1)
               [_] on (date) pursuant to paragraph (a)(1)
               [_] 75 days after filing pursuant to paragraph (a)(2)
               [_] on (date) pursuant to paragraph (a)(2) of rule 485

         If appropriate, check the following box:
               [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                ===============

                             HEARTLAND GROUP, INC.
                                   FORM N-1A
                             CROSS-REFERENCE SHEET
                      TO POST-EFFECTIVE AMENDMENT NO. 35
                   _________________________________________

                        HEARTLAND LARGE CAP VALUE FUND
                         HEARTLAND MID CAP VALUE FUND
                           HEARTLAND VALUE PLUS FUND
                   HEARTLAND U.S. GOVERNMENT SECURITIES FUND
                             HEARTLAND VALUE FUND

Form N-1A
 Item No.                                         Prospectus Heading
 --------                                         ------------------

        PART A

1.   Cover Page...............................      Cover Page

2.   Synopsis.................................      Fund Expenses

3.   Condensed Financial
     Information..............................      Financial Highlights

4.   General Description of
     Registrant...............................      Description of Fund Shares;
                                                    Investment Objectives and
                                                    Policies; Appendix A - Asset
                                                    Composition

5.   Management of the Fund...................      The Funds and the Heartland
                                                    Organization; How to Buy
                                                    Shares; Net Asset Value
                                                    Calculation; Portfolio
                                                    Transactions

5A.  Management's Discussion
     of Fund Performance......................      Not applicable. See Annual
                                                    Report
6.   Capital Stock and Other
     Securities...............................      Description of Fund Shares;
                                                    Dividends, Capital Gains
                                                    Distributions and Taxes;
                                                    Shareholder Services
7.   Purchase of Securities Being
     Offered..................................      How to Buy Shares; Net Asset
                                                    Value How to Redeem Shares
                                                    Calculation;

8.   Redemption or Repurchase.................      How to Redeem Shares

9.   Pending Legal Proceedings................      None

        PART B

10.  Cover Page...............................      Cover Page

11.  Table of Contents........................      Cover Page

12.  General Information and
     History..................................      Introduction to the Funds

13.  Investment Objectives and
     Policies.................................      Investment Policies and
                                                    Methods; Investment
                                                    Restrictions; Appendix A -
                                                    Securities Ratings

14.  Management of the Fund...................      Management

15.  Control Persons and Principal
     Holders of Securities....................      Control Persons and
                                                    Principal Holders of
                                                    Securities
16.  Investment Advisory and
     Other Services...........................      The Investment Advisor

17.  Brokerage Allocation.....................      Portfolio Transactions

18.  Capital Stock and Other
     Securities...............................      Description of Shares

19.  Purchase, Redemption and
     Pricing of Securities
     Being Offered............................      Determination of Net Asset
                                                    Value Per Share

20.  Tax Status...............................      Tax Status

21.  Underwriters.............................      Distribution of Shares

22.  Calculation of Performance
     Data.....................................      Performance Information

23.  Financial Statements.....................      Financial Statements

                        HEARTLAND LARGE CAP VALUE FUND
                         HEARTLAND MID CAP VALUE FUND
                           HEARTLAND VALUE PLUS FUND
                   HEARTLAND U.S. GOVERNMENT SECURITIES FUND
                             HEARTLAND VALUE FUND

                                  Prospectus
                               November 9, 1998


Heartland Large Cap Value Fund, Heartland Mid Cap Value Fund, Heartland Value Plus Fund, Heartland U.S. Government Securities Fund, and the Heartland Value Fund (collectively, the "Funds") are separate mutual fund portfolios of Heartland Group, Inc. ("Heartland"). This Prospectus contains information you should know about the Funds before you invest. Please keep it for reference. A Statement of Additional Information for the Funds (dated November 9, 1998) has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available at no charge by calling the Funds' investment advisor and distributor, Heartland Advisors, Inc. ("Heartland Advisors"), at 1-800-432-7856 or (414) 289-7000.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT SUMMARY

HEARTLAND LARGE CAP VALUE FUND's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective through value investing in large cap stocks, those of companies with market capitalizations over $1 billion.

HEARTLAND MID CAP VALUE FUND's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective through value investing in mid-cap stocks, those of companies with market capitalizations between $750 million and $5 billion.

HEARTLAND VALUE PLUS FUND's investment objectives are capital appreciation and current income. The Fund seeks to achieve its objectives primarily through investment in income-producing equity securities of smaller companies selected on a value basis, and the Fund may also invest in debt securities.

HEARTLAND U.S. GOVERNMENT SECURITIES FUND's investment objectives are a high level of current income, liquidity and safety of principal.

HEARTLAND VALUE FUND's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective through investment in small company stocks selected on a value basis.

TABLE OF CONTENTS
Fund Expenses                                         4

Financial Highlights                                  5

Investment Objectives and Policies                   10

How to Buy Shares                                    22

How to Redeem Shares                                 25

Shareholder Services                                 27

Dividends, Capital Gains Distributions and Taxes     29

The Funds and the Heartland Organization             30

The Distribution Plan                                33

Net Asset Value Calculation                          33

Description of Fund Shares                           34

Portfolio Transactions                               34

Performance Information                              34

Asset Composition                                    35

FUND EXPENSES

The expense summary format below was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information, including each Fund's investment objective and performance.

                                        LARGE CAP      MID CAP       VALUE    U.S. GOVT.     VALUE
                                          VALUE         VALUE         PLUS    SECURITIES
SHAREHOLDER TRANSACTION EXPENSES

Sales load on purchases                 None           None          None       None         None
Sales load on reinvested dividends      None           None          None       None         None
Exchange fees                           None           None          None       None         None
Redemption fees /(1)/                   None           None          None       None         None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET
ASSETS)

Management fees (after waivers)         .00%/(2)/       .75%          .70%      .25%/(3)/     .75%
Rule 12b-1 fees (after waivers)         .00%/(2)/       .25%          .25%      .25%          .25%
Other expenses (after                   .00%/(2)/       .25%/(4)/     .17%      .30%          .12%
 reimbursement)
TOTAL FUND OPERATING EXPENSES           .00%/(2)/      1.25%/(4)/    1.12%      .80%/(3)/    1.12%


(1) The Agent charges a wire fee for the return of redemption proceeds requested by wire transfer. The fee is currently $12.00. See "HOW TO REDEEM SHARES."

(2) The Annual Fund Operating Expenses shown in the table for the Large Cap Value Fund give effect to Heartland Advisors' voluntary undertaking to waive the entire management and Rule 12b-1 fees and to reimburse all other expenses. Without such waivers and reimbursement, the Management Fee, Rule 12b-1 fees and Other Expenses for 1997 would have been .75%, .25% and 1.00%, respectively, for a total of 2.00%. Heartland Advisors expects to continue the waivers and reimbursement for the current fiscal year; however, it may reinstate all or a portion of such fees or discontinue reimbursement at any time.

(3) The expense information for the U.S. Government Securities Fund has been restated to give effect to the voluntary waiver by Heartland Advisors of a portion of its Management fee equal to 0.40 of 1% of average net assets. Without any waivers, the Management fees and Total Fund Operating Expenses for 1997 would have been .65% and 1.20% of average net assets, respectively. Heartland Advisors expects to continue the waiver for the current fiscal year; however, it may reinstate all or a portion of the fee at any time.

(4) The expense information for the Mid Cap Value Fund has been restated to give effect to Heartland Advisors' voluntary undertaking to reimburse the Fund to the extent that annual Total Fund Operating Expenses would exceed 1.25%. Without this reimbursement, Other Expenses and Total Fund Operating Expenses for 1997 would have been .32% and 1.32% of average assets, respectively. Heartland Advisors expects to continue the reimbursement for the current fiscal year; however, it may discontinue such reimbursement at any time.

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming: (1) 5% annual return; (2) redemption at the end of each time period; and (3) the voluntary fee waivers and expense reimbursements discussed above:

               LARGE     MID CAP   VALUE  U.S. GOVT.  VALUE
                CAP       VALUE    PLUS   SECURITIES
               VALUE
One year          $0        $ 13   $ 11          $ 8   $ 11
Three years       $0        $ 40   $ 36          $26   $ 36
Five years        $0        $ 69   $ 62          $44   $ 62
Ten years         $0        $151   $136          $99   $136

The purpose of this expense information is to assist in understanding the various costs and expenses an investor will bear directly or indirectly in each of the Funds. More detailed information concerning these expenses is set forth in the sections of this Prospectus entitled "How To Buy Shares," "The Distribution Plan" and "The Funds and the Heartland Organization." THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following Financial Highlights table has been examined by PricewaterhouseCoopers LLP, independent public accountants, with respect to the fiscal year ended December 31, 1997, whose reports on the financial statements of the Large Cap Value, Mid Cap Value, Value Plus, U.S. Government Securities, and Value Funds for the fiscal year ended December 31, 1997 are included in the Funds' Annual Report to Shareholders for such period, and incorporated by reference into the Statement of Additional Information. The Financial Highlights table has been examined by Arthur Andersen LLP, independent public accountants, with respect to the fiscal years ended December 31, 1988, December 31, 1989, December 31, 1990, December 31, 1991, December 31, 1992, December 31, 1993, December 31, 1994, December 31, 1995 and December 31, 1996. The information presented in the table for the six month period ended June 30, 1998 is unaudited. The table should be read in conjunction with the audited financial statements and related notes appearing in the Funds' Annual Report to Shareholders as of December 31, 1997, and for the fiscal year or period then ended and with the unaudited financial statements and related notes included in the Funds' Semi-Annual Report to Shareholders as of June 30, 1998, and for the six months then ended, which are incorporated by reference into the Statement of Additional Information. Additional information about the Funds' performance is contained in the Annual and Semi-Annual Reports, which may be obtained without charge by writing or calling Heartland Advisors.

FINANCIAL HIGHLIGHTS

                                                                 LARGE CAP VALUE FUND
                                            ------------------------------------------------------------
                                             FOR THE SIX MONTHS                       OCT. 11, 1996/(1)/
                                            ENDED JUNE 30, 1998      YEAR ENDED            THROUGH
                                               (UNAUDITED)          DEC. 31, 1997       DEC. 31, 1996
                                            -------------------     -------------     ------------------
PER SHARE DATA.............................      $12.30              $ 10.50             10.00
Net asset value, beginning of period
Income from investment operations:
 Net investment income.....................        0.17                 0.11                 -
 Net realized and unrealized gains
  on investments...........................        0.54                 2.28              0.50
                                                 ------              -------           -------
  Total income from investment
   operations..............................        0.71                 2.39              0.50
Less distributions from:
 Net investment income.....................           -                (0.11)                -
 Net realized gains on investments.........           -                (0.48)                -
                                                 ------              -------           -------
  Total distributions......................           -                (0.59)                -
                                                 ------              -------           -------
Net asset value, end of period.............      $ 13.01             $ 12.30             10.50
                                                 =======             =======           =======
TOTAL RETURN...............................          5.8%/(2)/          22.9%              5.0%/(2)/

RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period
  (in thousands)...........................      $ 9,317             $ 7,665             2,441
 Ratio of net expenses to average
  net assets...............................       0.0096%/(4)/          1.36%/(4)/        2.73%/(3)/
 Ratio of net investment income (loss)
  to average net assets....................       2.68  %/(3)//(4)/     1.14%/(4)/       (0.25)%/(3)/
 Portfolio turnover rate...................        17   %                 30%                1 %

                                                                 MID CAP VALUE FUND
                                            ------------------------------------------------------------
                                             FOR THE SIX MONTHS                       OCT. 11  1996/(1)/
                                            ENDED JUNE 30, 1998      YEAR ENDED            THROUGH
                                               (UNAUDITED)          DEC. 31, 1997       DEC. 31, 1996
                                            -------------------     -------------     ------------------
PER SHARE DATA.............................      $12.78              $ 10.66          $  10.00
Net asset value, beginning of period
Income from investment operations:
 Net investment income.....................        0.02                 0.05                 -
 Net realized and unrealized gains
  on investments...........................        1.13                 2.38              0.66
                                                 ------              -------          --------
  Total income from investment
   operations..............................        1.15                 2.43              0.66
Less distributions from:
 Net investment income.....................           -                (0.05)                -
 Net realized gains on investments.........           -                (0.26)                -
                                                 ------              -------          --------
  Total distributions......................           -                (0.31)                -
                                                 ------              -------          --------
Net asset value, end of period.............      $ 13.93             $ 12.78          $  10.66
                                                 =======             =======          ========
TOTAL RETURN...............................          9.0%/(2)/          22.8%              6.6%/(2)/

RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period
  (in thousands)...........................      $48,449             $36,558          $  6,934
 Ratio of net expenses to average
  net assets...............................       1.18  %/(4)/          1.29%/(4)/        1.94%/(1)/
 Ratio of net investment income (loss)
  to average net assets....................       0.30  %/(3)//(4)/     0.54%/(4)/       (0.16)%/(3)/
 Portfolio turnover rate...................        17   %                 48%                4 %


(1) Commencement of operations.
(2) Not annualized.
(3) Annualized.
(4) If there had been no expense reimbursement or management fee waiver by the Advisor, the ratio of net expenses to average net assets for the period ended June 30, 1998 and for the year ended December 31, 1997 would have been 1.62% and 2.00%, respectively, and the ratio of net investment income to average net assets would have been 1.06% and 0.50%, respectively.
(5) If there had been no expense reimbursement or management fee waiver by the Advisor, the ratio of net expenses to average net assets for the year ended December 31, 1997 would have been 1.32% and the ratio of net investment income to average net assets would have been 0.51%.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS


                                                                                  Value Plus Fund
                                                 --------------------------------------------------------------------------------
                                                  For the six months                                            Oct. 26, 1993(1)
                                                  ended June 30, 1998       For the year ended December 31,          through
                                                      (Unaudited)       1997       1996       1995        1994    Dec. 31, 1993
                                                 --------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period.........      $    16.13      $    13.73   $   11.17   $   9.53   $  10.45     $   10.00
Income (loss) from investment operations:
   Net investment income.....................            0.33            0.48        0.38       0.41       0.41          0.07
   Net realized and unrealized gains (losses)
     on investments..........................           (0.43)           3.66        3.33       1.89      (0.92)         0.45
                                                      -------         -------     -------    -------    -------       -------
     Total income (loss) from investment
       operations............................           (0.10)           4.14        3.71       2.30      (0.51)         0.52
Less distributions from:
   Net investment income.....................           (0.33)          (0.48)      (0.38)     (0.41)     (0.41)        (0.07)
   Net realized gains on investments.........           (0.03)          (1.26)      (0.77)     (0.25)        --            --
                                                       -------         -------     -------    -------    -------       -------
     Total distributions......................          (0.36)          (1.74)      (1.15)     (0.66)     (0.41)        (0.07)
                                                       -------        --------    --------   --------    -------       -------
Net asset value,end of period.................     $    15.67      $    16.13   $   13.73   $  11.17   $   9.53     $   10.45
                                                       =======        ========    ========   ========    =======       =======
TOTAL RETURN..................................           (0.7)%(2)       30.6%       33.8%      24.4%      (4.9)%         5.2%(2)

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period(in thousands)....     $  293,443      $  336,281   $  66,582   $ 19,123   $  9,884     $   5,811
   Ratio of operating expenses to average
     net assets...............................           1.09%(3)        1.12%       1.45%      1.54%     1.80%          1.30%(3)
   Ratio of interest expense to average
     net assets...............................           0.02%(3)          --          --         --        --             --
   Ratio of net investment income to average
     net assets...............................           3.75%(3)        3.32%       3.23%      3.90%     4.39%          6.52%(3)
   Portfolio turnover rate....................             38%             74%         73%       150%      127%             6%

(1) Commencement of operations.
(2) Not annualized.
(3) Annualized.
(4) The contingent deferred sales charge in effect for the Fund prior to June 1, 1994 is not reflected in Total Return as set forth in the table.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS

                                                                            U.S. Government Securities Fund
                                                  ----------------------------------------------------------------------------------
                                                  For the six
                                                  months ended
                                                  June 30, 1998                  For the year ended December 31,
                                                  (Unaudited)             1997              1996           1995         1994
                                                  ------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period..........    $  9.85                $  9.54           $  9.96        $  8.91     $ 10.50
Income (loss) from investment operations:
  Net investment income.......................       0.29                   0.58              0.59           0.60        0.59
  Net realized and unrealized gains (losses)
   on investments.............................       0.10                   0.31             (0.42)          1.05       (1.59)
                                                  -------                -------           -------        -------     -------
   Total income (loss) from investment
   operations.................................       0.39                   0.89              0.17           1.65       (1.00)
Less distributions from:
  Net investment income.......................      (0.29)                 (0.58)            (0.59)         (0.60)      (0.59)
  Net realized gains on investments...........         --                     --                --             --          --
                                                  -------                -------           -------        -------     -------
   Total distributions........................      (0.29)                 (0.58)            (0.59)         (0.60)      (0.59)
                                                  -------                -------           -------        -------     -------
 Net asset value, end of period...............    $  9.95                $  9.85           $  9.54        $  9.96     $  8.91
                                                  =======                =======           =======        =======     =======
 TOTAL RETURN/(1)/............................        4.0%/(2)/              9.7%              2.0%          19.0%       (9.6)%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (in thousands)....    $53,018                $48,562           $51,713        $66,261     $64,807
  Ratio of net expenses to average
   net assets/(4)/............................       0.76%/(3)/             0.87%             1.06%          1.07%       1.07%
  Ratio of net investment income to
   average net assets/(4)/....................       5.83%/(3)/             6.12%             6.36%          6.31%       6.30%
  Portfolio turnover rate.....................         38%                   143%               30%            97%         95%
                                                      -------------------------------------------------------------
                                                          1993      1992      1991      1990      1989      1988
                                                      -------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period..........        $  9.93     $  9.97    $  9.39   $  9.25   $  9.04   $  9.22
Income (loss) from investment operations:
  Net investment income.......................           0.56        0.66       0.69      0.73      0.77      0.76
  Net realized and unrealized gains (losses)
   on investments.............................           1.18        0.30       0.83      0.14      0.21     (0.18)
                                                      -------     -------    -------   -------   -------   -------
   Total income (loss) from investment
   operations.................................           1.74        0.96       1.52      0.87      0.98      0.58
Less distributions from:
  Net investment income.......................          (0.56)      (0.66)     (0.69)    (0.73)    (0.77)    (0.76)
  Net realized gains on investments...........          (0.61)      (0.34)     (0.25)       --        --        --
                                                      -------     -------    -------   -------   -------   -------
   Total distributions........................          (1.17)      (1.00)     (0.94)    (0.73)    (0.77)    (0.76)
                                                      -------     -------    -------   -------   -------   -------
 Net asset value, end of period...............        $ 10.50     $  9.93    $  9.97   $  9.39   $  9.25   $  9.04
                                                      =======     =======    =======   =======   =======   =======
 TOTAL RETURN/(1)/............................           17.8%       10.1%      17.0%     10.0%     11.3%      6.4%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (in thousands)....       $ 66,789    $ 28,378   $ 29,101  $ 16,424  $ 11,595  $ 12,414
  Ratio of net expenses to average
   net assets/(4)/............................           1.06%       0.92%      0.92%     0.86%     0.89%     0.95%
  Ratio of net investment income to
   average net assets/(4)/....................           5.09%       6.71%      7.06%     7.98%     8.45%     8.25%
  Portfolio turnover rate.....................            200%        149%       185%      127%      142%      136%


(1) The contingent deferred and initial sales charges in effect for the Fund prior to June 1, 1994 are not reflected in Total Return as set forth in the table.
(2) Not annualized.
(3) Annualized.
(4) If there had been no expense reimbursement or management fee waiver by the Advisor, the ratios of net expenses to average net assets for the period ended June 30, 1998 and the years ended December 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989, and 1988 would have been 1.16%, 1.20%, 1.21%,
    1.22%, 1.22%, 1.21%, 1.22%, 1.32%, 1.48%, 1.54%, and 1.55%, respectively, and the ratios of net investment income to average net assets would have been 5.43%, 5.79%, 6.21%, 6.16%, 6.15%, 4.94%, 6.41%, 6.66%, 7.36%, 7.80%,
    and 7.65%, respectively.

The accompanying Notes to Financial Statements are an integral part of these Statements.

FINANCIAL HIGHLIGHTS
                                                                                Value Fund
                                                  --------------------------------------------------------------------------
                                                  For the six
                                                  months ended                 For the year ended December 31,
                                                  June 30, 1998
                                                  (Unaudited)         1997       1996         1995       1994       1993
                                                  --------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period.........   $    33.87       $    31.65  $    27.95   $    22.72    $  23.22   $  20.41
Income (loss) from investment operations:
  Net investment income (loss)...............         0.04             0.17        0.06         0.13       (0.09)     (0.12)
  Net realized and unrealized gain (losses)
    on investments ..........................         1.28             7.09        5.78         6.63        0.47       3.95
                                                  --------         --------     -------      -------    --------   --------
    Total income (loss) from investment
    operations...............................         1.32             7.26        5.84         6.76        0.38       3.83
Less distribution from:
  Net investment income......................           --            (0.17)      (0.06)       (0.13)         --         --
  Net realized gains on investment...........           --            (4.87)      (2.08)       (1.40)      (0.88)     (1.02)
                                                  --------         --------     -------      -------    --------   --------
    Total distributions......................           --            (5.04)      (2.14)       (1.53)      (0.88)     (1.02)
                                                  --------         --------     -------      -------    --------   --------
    Net assets value,end of period...........   $    35.19       $    33.87  $    31.65   $    27.95   $   22.72   $  23.22
                                                  ========         ========     =======      =======    ========   ========
TOTAL RETURNS(1)                                       3.9%(2)         23.2%       21.0%        29.8%        1.7%      18.8%
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period(in thousands)....   $2,147,599       $2,126,715  $1,626,760   $1,190,926   $339,364    $186,518
  Ratio of net expenses to average
    net assets...............................         1.11%(3)         1.12%       1.23%        1.29%      1.39%       1.51%
  Ratio of net investment income (loss) to
    average net assets.......................         0.23%(3)         0.49%       0.22%        0.61%     (0.52)%     (0.71)%
  Portfolio turnover rate....................           14%              55%         31%          31%        35%         51%
                                                   -------------------------------------------------------------
                                                     1992             1991       1990         1989        1988
                                                   -------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period.........     $  16.06         $  11.32   $  13.82     $  14.35     $  11.74
Income (loss) from investment operations:
  Net investment income (loss)...............        (0.09)           (0.08)      0.02         0.13         0.13
  Net realized and unrealized gain (losses)
    on investments ..........................         6.91             5.66      (2.38)        0.81         3.04
                                                   -------          -------    -------      -------      -------
    Total income (loss) from investment
    operations...............................         6.82             5.58      (2.36)        0.94         3.17
Less distribution from:
  Net investment income......................           --               --      (0.02)       (0.13)       (0.13)
  Net realized gains on investment...........        (2.47)           (0.84)     (0.12)       (1.34)       (0.43)
                                                   -------          -------    -------      -------      -------
    Total distributions......................        (2.47)           (0.84)     (0.14)       (1.47)       (0.56)
                                                   -------          -------    -------      -------      -------
    Net assets value,end of period...........     $  20.41         $  16.06   $  11.32     $  13.82     $  14.35
                                                   =======          =======    =======      =======      =======
TOTAL RETURNS(1)                                      42.5%            49.4%     (17.1)%        6.6%        27.1%
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period(in thousands)....     $ 48,391         $ 29,880   $ 19,943     $ 30,798     $ 28,499
  Ratio of net expenses to average
    net assets...............................         1.48%            1.69%      1.74%        1.65%        1.71%
  Ratio of net investment income (loss) to
    average net assets.......................        (0.49)%          (0.54)%     0.14%        0.86%        0.85%
  Portfolio turnover rate....................           76%              79%        76%          88%          50%


(1) The contingent deferred and initial sales charges in effect for the Fund prior to June 1, 1994 are not reflected in Total Return as set forth in the table.
(2) Not annualized.
(3) Annualized.

The accompanying Notes to Financial Statements are an integral part of these Statements.

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

The investment objectives of each of the Funds are fundamental and may not be changed without shareholder approval. The investment policies of the Funds, unless otherwise specified, are not fundamental policies, and therefore may be changed by the affirmative vote of a majority of the directors of Heartland. In view of the risks inherent in all investments in securities, there is no assurance that the investment objectives of the Funds will be achieved.

The LARGE CAP VALUE FUND seeks long-term capital appreciation through value investing in large companies.

The MID CAP VALUE FUND seeks long-term capital appreciation through value investing in mid-size companies.


The VALUE PLUS FUND's investment objectives are capital appreciation and current income. In pursuit of its objectives, the Fund seeks a yield that exceeds the yield of securities comprising the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

The U.S. GOVERNMENT SECURITIES FUND's investment objectives are a high level of current income, liquidity and safety of principal.

The VALUE FUND seeks long-term capital appreciation through value investing in small companies.

HEARTLAND'S VALUE CRITERIA FOR INVESTING IN STOCKS

In selecting equity securities for the Value, Mid Cap Value, Large Cap Value and Value Plus Funds, Heartland Advisors considers whether the security is undervalued relative to a set of factors, including:

 . price/earnings ratio             . management capabilities
 . market price to book value       . undervalued assets
 . price/cash flow ratio            . potential for favorable developments
 . earnings growth                  . insider and institutional ownership
 . long-term debt/capital           . technical analysis

WHAT IS MEANT BY MARKET CAP?

"Market Cap" (market capitalization) is a measure of the value of a company's equity as determined by multiplying the company's current stock price by the number of shares it has outstanding. While every equity investment involves some degree of risk, in general, companies with larger market capitalizations tend to be more established and their securities may have greater liquidity and may be subject to lower volatility than those of smaller companies.

Investments in equity securities of companies with smaller market capitalizations may involve a higher degree of risk than investments in the general equity markets. However, Heartland Advisors believes that the relative lack of attention from investment analysts and institutional investors to small and mid-cap companies may result in opportunities to purchase the securities of those companies at attractive valuations. In general, the prices of small and mid-cap companies may be more volatile than those of larger companies, the securities of smaller companies may have less market liquidity, and smaller companies may be more likely to be adversely affected by poor economic or market conditions.


It is anticipated that certain of the portfolio securities held by the Value Fund, Value Plus Fund, and, to a more limited extent, the Mid Cap Value Fund may not be widely traded and that a Fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult at times for the Fund to dispose of such securities at prevailing market prices in order to meet redemptions or other cash needs.

LARGE CAP VALUE FUND

The Large Cap Value Fund seeks to achieve long-term capital appreciation by investing in attractively priced companies with market capitalizations over $1 billion. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies with market capitalizations in excess of $1 billion selected on a value basis. Heartland Advisors' value parameters for investing in stocks are discussed under "Heartland's Value Criteria for Investing in Stocks." While the Fund will also invest in securities that do not produce income, Heartland Advisors generally will look for securities with relatively higher dividend yields when selecting securities it considers undervalued for the Large Cap Value Fund.

Equity securities in which the Fund may invest include common stock, preferred stock, convertible debt, warrants or other securities exchangeable for shares of common stock, and other equity securities, including real estate investment trusts. The Large Cap Value Fund may also invest up to 35% of its total assets in debt securities, including up to 15% of its total assets which may be invested in non-investment grade debt securities, provided the Fund may not invest in securities rated below B, or judged by Heartland Advisors to be of comparable quality, at the time of purchase. For information regarding non-investment grade securities, see "Investment Quality."

As a matter of fundamental policy, the Large Cap Value Fund will not purchase the securities of any issuer if, as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer; or (ii) more than 25% of its assets would be concentrated in any one industry. These limitations do not apply to U.S. government securities.

MID CAP VALUE FUND

The Mid Cap Value Fund seeks to achieve long-term capital appreciation through investing in mid-size companies that are attractively priced. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies with market capitalizations between $750 million and $5 billion selected on a value basis. Heartland Advisors' value criteria for investing in stocks are discussed above. In addition, Heartland Advisors will consider a relatively higher dividend yield as a favorable factor in selecting equity securities for the Mid Cap Value Fund.

Equity securities in which the Fund may invest include common stock, preferred stock, convertible debt, warrants or other securities exchangeable for shares of common stock, and other equity securities, including real estate investment trusts. The Mid Cap Value Fund may also invest up to 35% of its total assets in debt securities, including up to 15% of its total assets which may be invested in non-investment grade debt securities, provided the Fund may not invest in securities rated below B, or judged by Heartland Advisors to be of comparable quality, at the time of purchase. For information regarding non-investment grade securities, see "Investment Quality."

As a matter of fundamental policy, the Mid Cap Value Fund will not purchase the securities of any issuer if, as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer; or (ii) more than 25% of its assets would be concentrated in any one industry. These limitations do not apply to U.S. government securities.

VALUE PLUS FUND

To achieve its objectives, the Value Plus Fund primarily invests in income-producing equity securities of smaller companies, those with market capitalizations of less than $750 million. The Fund seeks a yield that is greater than the yield of the S&P 500. The Fund expects to realize income from dividends earned on equity investments and interest earned on debt securities.


Under normal market conditions, the Value Plus Fund will invest at least 65% of its total assets in equity securities of value companies selected by Heartland Advisors in accordance with the factors listed under "Heartland's Value Criteria for Investing in Stocks" above.

While the Value Plus Fund may invest in securities of companies with market capitalizations in excess of $750 million, a majority of the Fund's investments will be in stocks with smaller market capitalizations. As of September 30, 1998, the median market capitalization of the companies in the Value Plus Fund's portfolio was approximately $125 million, with a weighted average market capitalization for the Fund's portfolio of approximately $573 million.

Equity securities in which the Fund may invest include common stock, convertible debt, preferred stock, warrants or other securities exchangeable for shares of common stock, and other equity securities, including real estate investment trusts. Heartland Advisors attempts to reduce the volatility of the Fund relative to the S&P 500 through the income-producing features of the Fund; however, there is no assurance the Fund will achieve this goal.

The Value Plus Fund may invest up to 35% of its total assets in debt securities, including up to 25% of its assets in non-investment grade debt securities, provided that the Fund may not invest in securities rated below B, or judged by Heartland Advisors to be of comparable quality, at the time of purchase. See "Investment Quality." While Heartland Advisors will look to the conversion feature of convertible debt securities and consider them as "equity securities," those securities will be subject to the above 25% limitation on investments in non-investment grade securities.

As a matter of fundamental policy, the Value Plus Fund will not purchase the securities of any issuer if, as a result: (i) the Fund would own more than 10% of the outstanding voting securities of such issuer; (ii) with respect to 75% of the Fund's total assets, more than 5% of its total assets would be invested in such issuer; (iii) with respect to its total portfolio, more than 10% of the total assets would be invested in such issuer; or (iv) more than 25% of its assets would be concentrated in any one industry. These limitations do not apply to U.S. government securities.

U.S. GOVERNMENT SECURITIES FUND

As a fundamental policy, the U.S. Government Securities Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities ("U.S. Government securities"). Under normal market conditions and with the exception of those assets invested in short-term liquid reserves or options and futures, the Fund intends to invest all of its assets in U.S. Government securities.

Some U.S. Government securities, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association ("GNMA") are supported by the full faith and credit of the United States. Others, such as obligations of the Federal Home Loan Banks and Tennessee Valley Authority, are backed by the right of the issuer to borrow from the Treasury. Still others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations. In addition, obligations of certain agencies or instrumentalities, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligations. Current market prices for U.S. Government securities are not guaranteed and the value of such securities will fluctuate.

Heartland Advisors buys and sells securities after considering economic conditions, liquidity factors and interest rate trends. Heartland Advisors also considers certain factors, including sector rotation, security selection, duration management and yield-curve positioning in its value-based investment process for the Fund. It may be expected that a decline in interest rates generally will increase the value of securities held by the U.S. Government Securities Fund, and an increase in interest rates will generally have the opposite effect. Thus, interest rate fluctuations will affect the value of the Fund's portfolio and, as a result, the Fund's net asset value per share. The impact of interest rate fluctuations on fixed income securities is often referred to as "market risk." The Fund may employ hedging techniques to reduce the effects of such interest rate fluctuations; however, there can be no assurance that such techniques will be successful.

Although there are no duration restrictions for the Fund or the individual obligations in its portfolio, under normal market conditions, it is anticipated that the Fund will maintain an average portfolio duration within three to six years.


VALUE FUND

To achieve long-term capital appreciation, the Value Fund invests primarily in equity securities of small companies with market capitalizations of less than $750 million selected on a value basis. The Value Fund will invest at least 65% of its total assets in equity securities of value companies as determined by Heartland Advisors in accordance with the factors listed under "Heartland's Value Criteria for Investing in Stocks."


While the Value Fund may invest in securities of companies with market capitalizations in excess of $750 million, a majority of the Fund's investments will be in stocks with smaller market capitalizations. As of September 30, 1998, the median market capitalization of the companies in the Value Fund's portfolio was approximately $76 million, with a weighted average market capitalization for the Fund's portfolio of approximately $352 million. The Value Fund may also invest in convertible securities and debt securities rated B or above or judged by Heartland Advisors to be of comparable quality, and warrants, each up to 5% of the Fund's net assets.

As a matter of fundamental policy, the Value Fund will not purchase the securities of any company if, as a result: (i) it would own more than 10% of the outstanding voting securities of such company; (ii) such holdings would amount to more than 5% of the Value Fund's total assets; or (iii) more than 25% of its assets would be concentrated in any one industry. These limitations do not apply to U.S. Government securities. The Value Fund may, from time to time purchase securities issued by broker-dealers that sell or distribute its shares or that execute portfolio brokerage transactions for the Value Fund; provided that any such purchases will only be made in accordance with the limitations imposed on such purchases by the Securities and Exchange Commission. The Value Fund will not invest in securities issued by Heartland Advisors.

MATURITY AND DURATION

Maturity is a measure of the contractual term over which, or at the end of which, a fixed income security must be repaid. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. While the maturity of an obligation is somewhat indicative of interest-rate risk, Heartland Advisors believes duration is a more accurate measure. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into a single measure. Depending on the relative magnitude of these payments and features, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Based on underlying assumptions, duration measures the approximate price sensitivity of a bond or bond portfolio to a one percent rise or fall in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with a duration of four years would be expected to decrease by about 4%, with all other factors being constant. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security. Duration is not a static measure or a complete measure of portfolio risk. Changing conditions and perceptions, including market fluctuations and changing credit fundamentals, may modify an obligation's duration and, independently, have other adverse or positive effects on the value of a security.

Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would have. See "Other Investment Practices - Options, Futures Contracts and Options on Futures Contracts."

INVESTMENT QUALITY

INVESTMENT GRADE SECURITIES. Investment grade debt securities in which the Funds may invest are considered by Heartland Advisors to include securities rated at the time of purchase within the four highest rating categories assigned by Moody's Investors Service, Inc. ("Moody's"), or Standard & Poor's Corporation ("S&P"), or securities which are unrated, provided that such securities are judged by Heartland Advisors, at the time of purchase, to be of comparable quality to securities rated within such four highest categories. Investment grade debt obligations are generally believed to have relatively lower degrees of credit risk. However, securities rated in the fourth highest rating category, while considered investment grade, may have some speculative characteristics since their issuer's capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher rated issuers.


HIGH YIELD SECURITIES. Non-investment grade securities (commonly known as "junk bonds") in which each Fund, other than the U.S. Government Securities Fund, may invest may be regarded, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds typically offer higher rates of return, they involve greater risk, including greater risk of default and loss of principal. The prices of these lower rated bonds may be less sensitive to interest rate changes than higher rated bonds, but more sensitive to adverse economic changes. Periods of economic uncertainty and change may cause market price volatility in these higher yielding bonds and corresponding volatility in the Fund's net asset value. Furthermore, higher yielding bonds may contain redemption or call provisions which, if exercised during a declining interest rate environment, may require the Fund to replace the security with a lower yielding security, resulting in a decreased return to the Fund. Finally, the secondary trading market for higher yielding bonds may not be as active as for lower yielding bonds. As a result, it may be difficult to accurately assess the value of such bonds (and therefore the respective Fund's securities portfolio), and the Fund's ability to dispose of such bonds may be limited. For a more detailed discussion of the risks associated with investing in lower rated securities, see "Investment Policies and Methods - Non-Investment Grade Securities" in the Statement of Additional Information. Debt securities rated B, the lowest category in which the Value, Mid Cap Value, Large Cap Value and Value Plus Funds may invest, are regarded by S&P as having a greater vulnerability to default but having the ability, at the time they are rated, to meet scheduled interest and principal payments. Moody's notes that the assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by Heartland Advisors to consider what actions, if any, a Fund should take consistent with its investment objective, but will not necessarily require the Fund to dispose of the security. A description of the ratings assigned by Moody's and S&P is contained in the Statement of Additional Information.

See "Appendix A - Asset Composition" for a summary of the dollar-weighted averages of the Funds' month-end portfolio debt holdings during the year ended December 31, 1997.

OTHER INVESTMENT PRACTICES

In addition to the investments described above for each Fund, the Funds may invest in securities and employ investment techniques that may present special risks as described below. Although there is no uniform definition of "derivative securities," certain instruments in which the Funds may invest may be considered derivative because the value of the instrument fluctuates depending upon the value of another security, index, reference interest rate, or currency. These instruments may include options, futures, options on futures, forward foreign currency contracts, indexed securities, and certain stripped obligations and mortgage-backed securities. A more complete discussion of the Funds' securities and investment techniques and their associated risks, as well as further investment restrictions to which the Funds may be subject, is contained in the Statement of Additional Information.

OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may engage in transactions in options, futures contracts, and options on futures contracts to hedge protectively against anticipated declines in the market value of its portfolio securities, or against increases in the market values of securities it intends to purchase, or to manage exposure to changing interest rates or, with respect to each Fund other than the U.S. Government Securities Fund, as a hedge against changes in prevailing levels of currency exchange rates. The Funds will not use these instruments for speculation. Some options and futures strategies, including selling futures, buying puts and writing calls, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Fund's overall strategy.


Each Fund may write covered call options and purchase put options that are traded on recognized U.S. exchanges with respect to specific securities and enter into closing transactions with respect to such options. The Value, Mid Cap Value, Large Cap Value and Value Plus Funds also may sell covered call options and purchase put options on foreign currencies and on stock indices composed of securities of the same general character as each Fund's portfolio and may enter into closing transactions with respect to such options. The Mid Cap Value and Large Cap Value Funds may also purchase call options on any type of security related to their respective investments.


The Value, Value Plus and U.S. Government Securities Funds each may purchase and sell futures contracts, including interest rate futures, index futures and, with respect to the Value Fund and the Value Plus Fund, currency futures, that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system. Each of those Funds may also write covered call options and purchase put options on futures contracts and enter into closing transactions with respect to such options. The Mid Cap Value and Large Cap Value Funds each may buy and sell exchange-traded futures and options on futures based on any type of security, index or currency related to its investments, including futures and options on futures traded on foreign exchanges.

Each Fund will limit its use of these hedging instruments so that: (i) no more than 5% of the Fund's total assets would be committed to initial margin deposits or premiums on futures contracts; (ii) no more than 25% of the Fund's net assets would be subject to futures contracts; (iii) no more than 5% of the Fund's total assets would be committed to premiums paid for options; and (iv) no more than 25% of the Fund's total assets would be subject to options. Each of these limitations applies immediately after a purchase. A subsequent change in the applicable percentage resulting from market fluctuations does not require elimination of any security, option or future from the portfolio. Consequently, a Fund's assets could be hedged in excess of the above percentages at a date subsequent to the hedging transaction.

Options and futures can be highly volatile investments and involve certain risks. Successful hedging strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Heartland Advisors' attempts to use such investments for hedging purposes may not be successful and could result in reduction of a Fund's total return. A Fund's potential losses from the use of futures extend beyond its initial investment in such contracts. Each Fund could also experience losses if the prices of its options or futures positions were poorly correlated with its other investments, or if it was unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options and futures generally involve greater credit and liquidity risks than exchange-traded options and futures. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

SHORT SALES. Each Fund other than the U.S. Government Securities Fund may engage in short sales of securities under certain circumstances. Those Funds may engage in "short sales against the box," a technique which involves selling a security that the Fund owns (or has an unconditional right to purchase) for delivery at a specified date in the future, to hedge protectively against anticipated declines in the market price of its portfolio's securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. Those Funds may also engage in short sales of securities of an issuer ("acquirer") that has publicly announced a proposed or a pending transaction in which a portfolio security of the Fund will be converted into securities of the acquirer. Each Fund will maintain a segregated collateral account with its custodian to cover open short positions in acquirer securities. If the value of an acquirer's security sold short were to increase relative to the segregated collateral, the Fund would lose the opportunity to participate in the appreciation and may also be required to purchase additional shares of the shorted security to close out the position or settle the position in cash.

The Value, Mid Cap Value, Large Cap Value and Value Plus Funds will each limit short sales against the box and of acquirer securities so that: (i) no more than 5% of its total assets would be subject to open short positions; and (ii) no more than 10% of the Fund's net assets would be held as collateral for such positions.


FOREIGN SECURITIES. The Value and Value Plus Funds may invest up to 15% of their respective assets directly in the securities of foreign issuers traded outside of the United States (Non-U.S. Traded Foreign Securities). The Mid Cap Value and Large Cap Value Funds may invest up to 25% of their respective assets in Non-U.S. Traded Foreign Securities. Each Fund other than the U.S. Government Securities Fund may also invest in foreign securities in domestic markets through depository receipts and securities of foreign issuers that are traded on a registered U.S. stock exchange or the NASDAQ National Market System and foreign securities guaranteed by a United States person without regard to the above limitations. While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve certain risks in addition to the credit and market risks normally associated with domestic securities. Such risks include: adverse political and economic developments or social instability; the imposition of foreign withholding taxes or exchange controls; expropriation or nationalization; currency blockage (which could prevent cash from being brought back to the United States); the impact of exchange rate and foreign currency fluctuations on the market value of foreign securities; more limited availability of public information regarding security issuers; the degree of governmental supervision regarding securities markets; different accounting, auditing and financial standards; difficulties in enforcing legal rights; and the potential for less liquidity and more volatility of foreign securities markets.

Brokerage commissions, fees for custodial services, and other costs relating to foreign investments generally are greater than in the U.S. Such markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to settle certain transactions. Inability to sell a portfolio security due to settlement problems could result either in a loss to the Fund if the value of the portfolio security subsequently declined, or, if the Fund had entered into a contract to sell the security, could result in possible claims against the Fund.

The U.S. Government Securities Fund does not invest in foreign securities. No other Fund expects to invest, nor did invest as of December 31, 1997, more than 5% of its assets in Non-U.S.

Traded Foreign Securities as defined above. However, as of December 31, 1997, the percentage of each Fund's assets invested in foreign securities was:

      FUND         NON-U.S. TRADED      U.S. TRADED/BACKED   TOTAL FOREIGN
                   FOREIGN SECURITIES   FOREIGN SECURITIES    SECURITIES
                                       (INCLUDING ADRS/GDRS)
LARGE CAP VALUE           -                 20.16%             20.16%

MID CAP VALUE             -                  6.03%              6.03%

VALUE PLUS              .08%                 8.34%              8.42%

VALUE                   .09%                 3.88%              3.97%


FOREIGN CURRENCY TRANSACTIONS. Foreign securities are subject to currency risk, that is, the risk that the U.S. dollar value of these securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. To manage this risk and facilitate the purchase and sale of foreign securities, each Fund other than the U.S. Government Securities Fund may engage in foreign currency transactions involving the purchase and sale of forward foreign currency exchange contracts (agreements to exchange one currency for another at a future date), or they may engage in transactions in options on foreign currencies, currency futures contracts, or options on currency futures contracts. Although foreign currency transactions will be used to protect such Funds from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and a Fund's total return could be adversely affected as a result.

MORTGAGE-RELATED SECURITIES. The U.S. Government Securities Fund may invest up to 65% of its assets in mortgage-related securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-related securities in which the Fund may invest include mortgage pass-through securities and derivative mortgage securities, such as collateralized mortgage obligations and stripped mortgage-backed securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Mortgage-related securities are subject to prepayment risk, that is, the possibility that prepayments on the underlying mortgages will cause the principal and interest on the mortgage-related securities to be paid prior to their maturities, and the value of these securities may be significantly affected by changes in interest rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security beyond what was anticipated at the time of purchase. Prepayments during a period of declining interest rates may shorten the effective duration of the mortgage-related security, resulting in the Fund having to invest the unanticipated proceeds in lower-yielding securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. During periods of increased interest-rate volatility, the market for certain mortgage-related securities may be thinner than the market for securities in general, which can adversely affect the availability of market quotations and the prices at which such securities can be sold.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" payments made by the individual borrowers on the underlying mortgage loans after deduction of servicing fees. Payments of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U. S. Treasury, such as securities guaranteed by GNMA. Other securities are guaranteed by U.S. Government agencies or instrumentalities, such as securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations. The U.S. Government Securities Fund may invest in adjustable rate mortgage securities ("ARMs"), which are pass-through securities collateralized by mortgages with interest rates that may be adjusted from time to time, rather than fixed rate mortgages. ARMs may experience greater rates of prepayment than other mortgage pass-through securities.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass-through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

Stripped Mortgage-Backed Securities ("SMBS") are derivative mortgage-related securities generally structured in classes with rights to receive varying proportions of principal and interest. A common type of SMBS will have one class receiving some of the interest and most of the principal from the underlying mortgage loans, while the other class will receive most of the interest and the remainder of the principal. In certain cases, one class will receive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage-related securities. The U.S. Government Securities Fund will limit its aggregate investments in IO and PO classes to 10% of net assets.

ZERO COUPON BONDS AND STRIPPED SECURITIES. Each Fund other than the Value Fund may invest in zero coupon bonds, which do not pay current interest, but are purchased at a discount from their face value with principal and accrued interest paid at maturity. Those Funds may also invest in stripped obligations, which are the separate income or principal components of a debt instrument, issued by the U.S. Government or its agencies and instrumentalities. The market value of zero coupon bonds and stripped obligations may be subject to greater volatility in response to changes in interest rates than other debt securities.

INDEXED SECURITIES. Each Fund other than the Value Fund may invest in indexed securities whose value is linked to currencies, interest rates, commodities, indices, or other financial indicators. Many indexed securities are short to intermediate term fixed-income securities whose values at maturity, or interest rates, rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates) and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and the market for indexed securities may be thinner than the market for securities in general, which can adversely affect the availability of market quotations and the prices at which indexed securities are sold.


INVESTMENTS IN INVESTMENT COMPANIES. The Mid Cap Value and Large Cap Value Funds may invest up to 10% of their respective total assets in securities of other investment companies, including unit investment trusts or closed-end management investment companies. As a shareholder of another investment company, the Funds may bear service and other fees which are in addition to the fees the Funds pay their service providers.

REAL ESTATE INVESTMENT TRUSTS. The Mid Cap Value, Large Cap Value, and Value Plus Funds may invest up to 10% of their respective total assets in real estate investment trusts ("REITs"). REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. In addition, the failure of a REIT in which the Fund has invested to continue to qualify as a REIT for tax purposes would have an adverse impact on the value of the Fund's investment.

LENDING PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities to institutional investors or broker-dealers to a maximum of 30% of its assets, where such loans are callable at any time and are continuously secured by collateral consisting of cash or liquid assets at least equal to the value of the security loaned. The collateral received by a Fund will be invested in short-term debt instruments. The respective Fund receives amounts equal to earned income for having made the loans. The respective Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan period inures to the Fund. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities, each Fund takes into account the credit worthiness of the borrower since the Fund could experience costs and delays in recovering loaned securities or exercising its rights to the collateral in the event of bankruptcy of the borrower. Each Fund may pay a fee to placing brokers in connection with loans of its portfolio securities.


REPURCHASE AGREEMENTS. Each Fund other than the Value Fund may enter into repurchase agreements with banks and broker-dealers, under which the Fund purchases securities and agrees to sell them back at a specified time and price. The difference between the amount the Fund pays for the securities and the amount it receives upon resale is accrued as interest and reflected in its net income. In the event of a bankruptcy or default of certain sellers of repurchase agreements, the Fund could experience costs and delays in liquidating the underlying security, which is held as collateral, and the Fund might incur a loss if the value of the collateral held declines during this period. In determining whether to enter into a repurchase agreement, the respective Fund will take into account the creditworthiness of the counterparty. Those Funds will use repurchase agreements as a means of making short-term investments, and will invest in repurchase agreements of a duration of seven days or less in an amount not exceeding 25% of their respective net assets. Each Fund's ability to invest in repurchase agreements that mature in more than seven days is subject to an investment restriction that limits investment in "illiquid" securities, including such repurchase agreements, to 10% of net assets.

REVERSE REPURCHASE AGREEMENTS. The Mid Cap Value and Large Cap Value Funds may enter into reverse repurchase agreements with banks and broker-dealers, under which the Fund sells a portfolio security to such party in return for cash and the Fund agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under the agreement. To the extent that the value of the security the Fund agrees to repurchase declines, the Fund may experience a loss. Reverse repurchase transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage. In determining whether to enter into a reverse repurchase agreement, the Fund will take into account the creditworthiness of the counterparty.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. Each Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis, i.e., obligate themselves to purchase or sell securities with delivery and payment to occur at a later date in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. The market value of a security may increase or decrease between the time that the Fund makes its commitment and the time the security is delivered. Each Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. At the time a Fund makes a commitment to purchase an obligation, it will record the transaction and reflect the value of the obligation in determining its net asset value. The custodian will maintain on a daily basis a separate account consisting of cash or liquid securities with a value at least equal to the amount of the Fund's commitments to purchase when-issued obligations. There are no limitations on the percentage of the Fund's assets which may be invested in such securities; however, it is not expected that at any one time more than 25% of its assets would be so invested.


SHORT-TERM INVESTMENTS. Each Fund may invest a portion of its portfolio in liquid reserves to meet its cash flow requirements. Under normal conditions, it is not anticipated that such reserves will exceed 20% of the respective assets of the Value or Value Plus Funds, or 15% of the respective assets of the Mid Cap Value, Large Cap Value or U.S. Government Securities Funds. Liquid reserves may be increased to enable a Fund to take advantage of buying opportunities or may be increased up to 100% of a Fund's assets for temporary defensive purposes. Such reserves will be invested in money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, and U.S. Government securities.

BORROWINGS AND LEVERAGE. As a fundamental policy, none of the Funds will borrow money or property except for temporary or emergency purposes. If a Fund ever should borrow money, it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). None of the Funds will pledge more than 15% of its net assets to secure such borrowings. In the event a Fund's borrowings exceed 5% of the market value of its total assets, the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets.

ILLIQUID INVESTMENTS. Under the supervision of, and pursuant to the guidelines adopted by, the Board of Directors, Heartland Advisors determines which of a Fund's investments are classified as illiquid. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell such an investment promptly at an acceptable price. None of the Funds may invest more than 10% of their respective net assets in illiquid investments. Certain restricted securities which may be resold to institutional investors under Rule 144A under the Securities Act of 1933 may be determined to be liquid under the guidelines. The Board of Directors has determined that private placement notes issued pursuant to Section 4(2) of the Securities Act of 1933 generally are readily marketable even though they are subject to certain legal restrictions on resale. As such, they are not treated as being subject to the limitation on illiquid securities.


PORTFOLIO TURNOVER. The Value Fund, Mid Cap Value, Large Cap Value and Value Plus Funds will not trade portfolio securities for short-term profits, but when circumstances warrant, securities may be sold without regard to their holding period. During the fiscal years ended December 31, 1997 and 1996, the portfolio turnover rates for the Value Fund were 55% and 31%, respectively; for the Value Plus Fund the portfolio turnover rates were 74% and 73%, respectively; and for the U.S. Government Securities Fund the portfolio turnover rates were 143% and 30%, respectively. The portfolio turnover rates for the Mid Cap Value Fund for the fiscal year ended December 31, 1997 and for the period from October 11, 1996 (commencement of operations) to December 31, 1996 were 48% and 4%, respectively. The portfolio turnover rates for the Large Cap Value Fund for the 1997 fiscal year ended December 31, 1997 and for the period from October 11, 1996 (commencement of operations) to December 31, 1996 were 30% and 1%, respectively. A high portfolio turnover rate may increase transaction costs and may affect taxes paid by shareholders to the extent short-term gains are distributed.

HOW TO BUY SHARES

SHARE PRICE

The Funds' shares are sold without a sales charge. Each Fund's share price is the net asset value per share next determined following receipt of an order in proper form, or receipt of funds if purchase is made by wire, by the Fund or its authorized service agent or sub-agent. Net asset value is calculated daily as described under "Net Asset Value Calculation." Firstar Trust Company serves as the Funds' transfer and dividend disbursing agent (the "Agent").

OPENING AN ACCOUNT AND PURCHASING SHARES


BY MAIL TO:                             BY OVERNIGHT MAIL TO:
Firstar Mutual Fund Services, LLC       Firstar Mutual Fund Services, LLC
P.O. Box 701                            3rd Floor
Milwaukee, WI 53201-0701                615 East Michigan Street
                                        Milwaukee, WI 53202

To Open an Account:
Complete and sign the Account Application. Make your check payable to either Heartland Value Fund, Heartland Mid Cap Value Fund, Heartland Large Cap Value Fund, Heartland Value Plus Fund or Heartland U.S. Government Securities Fund and mail to one of the addresses above.

If you are investing through a tax-sheltered retirement plan, such as an IRA, you will need to use a special application. Please call 1-800-432-7856 for special instructions on establishing an IRA for a minor.

To Add to an Account:

Make your check payable to the Fund you are invested in, indicate your Fund account number on your check, and mail to one of the addresses above. You may also include an "Additional Investment Form" from a prior account statement with your check.

______________________________________________________________________________


BY WIRE:
Firstar Bank Milwaukee, N.A.
ABA #0750-00022
Firstar Trust MFS A/C #112-952-137
777 East Wisconsin Avenue, Milwaukee, WI 53202
CREDIT TO: Heartland (name of Fund), (your account number and the title of the account)

To Open an Account:
Call the Agent at 1-800-443-2862 prior to sending the wire. Specify Fund name, include your name, and wire as described above. Then complete, sign and mail the Account Application to one of the addresses above for mail or overnight mail.

To Add to an Account:
Specify Fund name, include your name and account number, and wire as described above.

BY TELEPHONE:

1-800-432-7856 or 414-289-7000

To Open an Account:
Unless you have elected not to have this privilege on the Account Application, you may call to exchange from another Heartland fund account with the same registration, including name, address and taxpayer ID number. See "Shareholder Services-Exchange Privilege."

To Add to an Account:
Unless you have elected not to have this privilege on the Account Application, you may call to exchange from another Heartland fund account with the same registration, including name, address and taxpayer ID. See "Shareholder Services-Exchange Privilege." You may also make additional investments from $100 to $25,000 by Telephone from your bank checking or NOW account into your Heartland fund account. Sign up for this service with a Telephone Purchase Form when you open your account, or call 1-800-432-7856.

______________________________________________________________________________

AUTOMATICALLY:

To Open an Account:
Complete and sign the Account Application, as well as an Automatic Investment Plan Application, and mail to one of the addresses above. Your purchase of Fund shares will be made automatically in accordance with the Plan.

To Add to an Account:
Use Heartland's automatic investment plan. Sign up for this service on your Account Application, or call 1-800-432-7856 for information on how to add this service.

______________________________________________________________________________

THROUGH SECURITIES REPRESENTATIVES:

To Open an Account:
You may purchase shares through a broker-dealer or financial institution which must promptly forward the order, together with payment, to the Agent. The broker-dealer or financial institution may charge a fee for such services.

To Add to an Account:
You may purchase shares through a broker-dealer or financial institution which must promptly forward the order, together with payment, to the Agent. The broker-dealer or financial institution may charge a fee for such services.

______________________________________________________________________________

CONDITIONS OF YOUR PURCHASE


MINIMUM INVESTMENTS. The minimum initial investment for the Value Fund is $25,000. The minimum initial investment for each of the other Funds is $1,000. Lower minimums apply for retirement plan investors and investors who elect to invest through the automatic investment plan (see "SHAREHOLDER SERVICES"). The minimum additional investment is $100.

PURCHASES THROUGH SERVICE PROVIDERS. If you purchase shares through a program of services offered or administered by a broker-dealer, financial institution, or other service provider, you should read the program materials provided by the service provider, including information relating to fees, in conjunction with this Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided. When shares are purchased this way, the service provider, rather than its customer, may be the shareholder of record of the shares. Certain service providers may receive compensation from the Funds and/or Heartland Advisors for providing such services. The Funds reserve the right not to accept purchases through any intermediary arrangement that their officers determine employs investment strategies which are not in the best interests of the Funds and their shareholders.

Certain service providers have been authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized service provider or, if applicable, a service provider's designee, accepts the order.


OTHER CONDITIONS. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Cash will not be accepted for the purchase of shares. If a check fails to clear, the purchase to which the check relates will be canceled and the prospective investor will be liable for any losses or fees incurred by the Funds or the Funds' Agent, including without limitation a $20 fee to cover bank handling charges for returning checks due to insufficient funds. When purchases are made by check, a Fund can hold payment on redemption of shares so purchased until the Fund is reasonably satisfied that the check has cleared. To avoid such a delay, an investor can wire federal funds as described above from a bank, which may charge a fee for that service. Wiring federal funds means that the bank sends money to a bank account maintained by a Fund through the Federal Reserve System.

HOW TO REDEEM SHARES

Shareholders may have any or all of their shares redeemed as described below on any day the Funds are open for business at the next determined net asset value per share following receipt of a redemption in proper form (see "Net Asset Value Calculation").

BY TELEPHONE:

1-800-432-7856               You may redeem by calling Heartland Advisors,
or                           unless you elected not to have this privilege
(414) 289-7000               on your account application.

____________________________________________________________________________

THROUGH SECURITIES REPRESENTATIVES:

You may redeem shares through a broker-dealer or financial institution, which must promptly forward your instructions to the Agent. The broker-dealer or financial institution may charge a fee for such services.

______________________________________________________________________________

BY MAIL TO:


Firstar Mutual Fund Services, LLC   Send a written request specifying the name
P.O. Box 701                        of the Mutual Fund, the number of shares
Milwaukee, WI 53201-0701            to be redeemed, your name, account number,
                                    and any additional documents listed below
                                    that apply to your particular account. The
BY OVERNIGHT                        Agent cannot accept requests submitted by
DELIVERY TO:                        fax or requests specifying a particular date
                                    for redemption or other special conditions.
                                    A signature guarantee is required for
Firstar Mutual Fund Services, LLC   certain redemptions, including written
615 E. Michigan St., 3rd Floor      redemp-tions over $25,000. For further
Milwaukee, WI 53202                 information, see
                                    "Signature Guarantees."

______________________________________________________________________________

TYPE OF REGISTRATION                REQUIREMENTS

Individual, Joint Tenants,          Letter of instruction signed by all persons
Sole Proprietorship,                authorized to sign for the account, exactly
Custodial, General Partners         as it is registered, accompanied by
                                    signature guarantee(s) if required.

Corporations, Associations          Letter of instruction accompanied by a
                                    corporate resolution. The letter must be signed by at least one individual authorized
                                    (via corporate resolution) to act on the account. The corporate resolution must include a corporate seal or signature guarantee.

Trusts Letter of instruction signed by the Trustee(s) (as Trustee(s)), with signature guarantee(s). (If the Trustee's name is not registered on the account, provide a copy of the trust document, certified within the last 60 days.)

If you do not fall into any of these registration categories (i.e., executors, administrators, conservators, or guardians), please call Heartland Advisors for further instructions.

______________________________________________________________________________

TELEPHONE REDEMPTIONS. Shares may be redeemed by telephone to Heartland Advisors, unless the shareholder elects not to have this privilege on the account application. By establishing the telephone redemption service, the shareholder assumes some risks for unauthorized transactions. Heartland Advisors has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Agent, the Funds, Heartland Advisors or any of their employees fails to abide by these procedures, the Funds may be liable to a shareholder for losses he or she suffers from any resulting unauthorized transaction(s). However, none of the Agent, the Custodian, the Funds, Heartland Advisors or any of their employees will be liable for losses suffered by a shareholder which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures.

There is currently no charge for telephone redemptions, although a charge may be imposed in the future. Subject to waiver by the Funds in certain instances, the minimum amount that may be redeemed by telephone is $1,000; all other redemptions may be done in writing. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If a shareholder is unable to contact Heartland Advisors or the Agent by telephone, shares may also be redeemed by delivering the redemption request to the Agent in person or by mail as described above. The Agent and the Funds reserve the right to change, modify or terminate this telephone redemption service at any time.

SIGNATURE GUARANTEES. To protect your account, the Agent and the Funds from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Agent to be sure that you are the person who has authorized a redemption from your account. Signature guarantees are required for: (1) any redemption by mail if the proceeds are to be paid to someone other than the person(s) or organization in whose name the account is registered or are to be sent to an address other than the address of the registered holder of the shares; (2) any redemptions by mail which request that the proceeds be wired to a bank; (3) any redemptions by mail where the redemption proceeds exceed $25,000; and (4) requests to transfer the registration of shares to another owner. These requirements may be waived by the Funds in certain instances.

The following institutions are acceptable guarantors: (a) commercial banks, savings and loan associations and savings banks, which are members of the Federal Deposit Insurance Corporation; (b) credit unions; (c) trust companies;
(d) firms which are members of a domestic stock exchange; and (e) foreign branches of any of the above. The Agent cannot accept guarantees from notaries public.

SENDING REDEMPTION PROCEEDS. The Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date.

By Mail. The Agent mails checks for redemption proceeds typically within one or two days, but not later than seven days, after it receives the request and all necessary documents. The Agent will send redemption proceeds in accordance with your instructions.

By Wire. The Agent will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Agent currently deducts a $12 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.

CERTAIN CONDITIONS. If, due to redemption or transfer, a shareholder's account drops below $500 for three months or more, the Funds have the right to redeem the shareholder's account, after giving 60 days notice, unless the shareholder makes additional investments to bring the account value to $1,000. Alternatively, the Funds may, after giving notice, impose a fee on accounts maintained below the minimum investment level without an active automatic investment plan.

A Fund may suspend the right to redeem shares for any period during which (a) the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (b) there is an emergency as a result of which it is not reasonably practicable for the Fund to sell its portfolio securities or to calculate the fair value of its net assets; or (c) the Securities and Exchange Commission may permit for the protection of shareholders.

SHAREHOLDER SERVICES

Each Fund offers a number of shareholder services designed to facilitate investment in its shares. Full details of each of the services and instructions as to how to participate in the various services can be obtained from the Funds or Heartland Advisors.


INVESTMENT REPORTS.

Shareholder Reports. The Funds' portfolio managers review their strategies and results in quarterly Value Reports. These reports also contain schedules of investments and other financial data. If several members of a household own the Fund, only one Value Report will be sent to that address. To receive additional copies, please call Shareholder Services at 1-800-432-7856 or write to Heartland Advisors at 790 North Milwaukee Street, Milwaukee, Wisconsin 53202.

Other Reports. Heartland Advisors also publishes and mails to shareholders News & Views, a quarterly investment newsletter providing market analysis and commentary. In addition, it publishes investment research pieces that are mailed to shareholders periodically.

AUTOMATIC DIVIDEND REINVESTMENT. You may automatically reinvest all dividends and distributions or elect to receive them in the form of a check. If your dividends and distributions are reinvested, they will automatically purchase additional shares of your current Fund, or shares of another Heartland fund, as indicated on your account application, at the net asset value determined on the dividend or distribution payment date. You may change your election at any time by writing or calling Heartland Advisors. Heartland Advisors must receive any change seven days prior to a payment date for it to be effective for that payment.

TAX-SHELTERED RETIREMENT PLANS. Shares of each Fund are available for purchase in connection with the following tax-sheltered retirement plans: (i) Keogh Plans (H.R. 10) for self-employed individuals; (ii) Qualified Corporate Pension and Profit-Sharing Plans for employees; (iii) Individual Retirement Accounts; (iv) Simplified Employee Pension Plans and SIMPLE retirement plans established by employers for individual or employer contributions; and (v) 403(b) Plans for employees of most non-profit organizations.

The minimum initial retirement plan investment in any Fund is $500 (there is no minimum required for a SIMPLE IRA). Firstar Trust Company, as the trustee of the Individual Retirement Account plan, charges a $12.50 annual maintenance fee with a $25 maximum for multiple accounts with the same social security number (subject to change by the trustee) for each Individual Retirement Account. The IRA annual maintenance fee will be waived for investors with an aggregate of $10,000 or more in Heartland fund accounts under the same social security number. For other tax-sheltered retirement plans, the individual investor must employ a self-directed plan. Detailed information concerning these plans and copies of plans are available from Heartland Advisors. This information should be read carefully and consultation with an attorney or tax advisor may be advisable.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan of each Fund offers a simple way to maintain a regular investment program. By completing the automatic investment portion of the account application attached to this Prospectus, you may arrange automatic transfers (minimum $50 per transaction) from your checking or savings account to your account in one of the Funds on a monthly or twice-monthly basis. IRA contributions through the automatic investment plan apply as a current year purchase and may not be applied as prior year contributions unless the Fund receives written instructions to that effect on or before April 15th. The application must be accompanied by a "voided" check, and be received at least 14 business days prior to the initial transaction. Once enrolled in the automatic investment plan, you may change the monthly amount or terminate your participation at any time by phoning or writing the Agent. Allow five business days for a change to become effective. Your bank must be a member of Automated Clearing House. If the automatic purchase cannot be made due to insufficient funds or a stop payment, a $20 service fee will be assessed. If you stop making automatic investments when your aggregate investment in a Fund is less than $500, the Fund reserves the right to redeem your account after giving 60 days notice, unless you make additional investments to bring your account value to $1,000. The program will automatically be terminated upon redemption of all shares, including an exchange of all shares to another fund. You will receive quarterly confirmations of your transactions from the Agent and your regular bank account statement will show the debit transaction each month.

SYSTEMATIC WITHDRAWAL PLAN. You can set up automatic withdrawals from your account at monthly, quarterly, or annual intervals. To begin distributions, you must have an initial balance of $25,000 in your account and withdraw at least $100 per payment but no more than 2%, 6%, 12% or 24% of your initial account balance each monthly, quarterly, semi-annual or annual payment, respectively. Shares redeemed under the plan will be redeemed at their net asset value. To establish the systematic withdrawal plan, request a form by calling 1-800-432-7856. The systematic withdrawal plan may be terminated by you or by the Funds at any time by written notice.

EXCHANGE PRIVILEGE. Shares of a Fund which have been registered in your name for at least 15 days may be exchanged for shares of any other Heartland fund, or for shares in the Firstar Money Market Fund, provided the fund into which you wish to exchange is qualified for sale in the jurisdiction of residence which you state at the time you make the exchange. Before initiating an exchange, you should obtain from Heartland Advisors and carefully read the prospectus relating to the fund into which you wish to exchange.

Exchanges Among Heartland Funds. Under the exchange privilege, each Heartland fund offers to exchange its shares for shares of another Heartland fund on the basis of relative net asset value per share. In order to qualify for the exchange privilege without further approval of Heartland, it is required that the shares being exchanged have a net asset value of at least $1,000, but not more than $500,000. In addition, if you have certificates for any shares being exchanged, you must surrender such certificates in the same manner as in redemption of shares.

Exchanges with Firstar Money Market Fund. Shareholders may exchange all or a portion of their shares in the Funds for shares of the Firstar Money Market Fund at their relative net asset values and may also exchange back into a Heartland fund without the imposition of any charges or fees. These exchanges are subject to the minimum purchase and redemption amounts set forth in the prospectus for the Firstar Money Market Fund. No charge to shareholders is imposed in connection with this exchange; however, Heartland Advisors, as distributor, is entitled to receive a fee from the Firstar Money Market Fund for certain distribution and support services at the annual rate of .20 of 1% of the average daily net asset value of the shares for which it is the holder or dealer of record.

How to Exchange. To exercise the exchange privilege, you need to do one of the following: (a) contact Heartland Advisors by telephone (1-800-432-7856 or 414-289-7000) and request the exchange, unless you have elected not to have this telephone privilege by so indicating on the Account Application; (b) complete an Exchange Application available from Heartland Advisors and submit it to the Agent; or (c) contact your broker-dealer or financial institution (either in writing or by telephone) who will advise Heartland of the exchange, but who may charge a fee for such service. See "HOW TO REDEEM SHARES - Telephone Redemptions" for information on transactions by telephone.

Tax and Other Considerations. An exchange between funds is treated as a sale for federal income tax purposes and, depending upon the circumstances, a short or long-term capital gain or loss may be realized. If you have questions as to the tax consequences of an exchange, you should consult your tax advisor. The exchange privilege may be modified or terminated at any time upon 60 days prior written notice. Although an investor may make up to four exchanges in any calendar year, Heartland reserves the right to limit the number of exchanges beyond that.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES


DIVIDENDS. Substantially all of the Value Fund's, Mid Cap Value Fund's, and Large Cap Value Fund's net investment income will be paid to shareholders annually as a dividend. With respect to the Value Plus Fund, dividends will be paid to shareholders quarterly. In the U.S. Government Securities Fund, dividends will be declared daily and paid monthly. It is the intent of each Fund to distribute substantially all of the Fund's net investment income. Dividends may be taken in cash or additional shares at net asset value. Dividends and capital gain distributions will be automatically reinvested in additional shares of the same Fund or another Fund, unless a shareholder has notified Heartland Advisors by telephone or in writing that he or she elects to receive dividends and capital gain distributions in cash.

CAPITAL GAINS DISTRIBUTIONS. If a Fund has net capital gains for the year it is the intent of the Fund to generally distribute substantially all of the net capital gain.

TAXES. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to federal income taxes to the extent its earnings are timely distributed. Each Fund also intends to make distributions as required by the Code to avoid the imposition of a 4% excise tax.

Each Fund will distribute substantially all of its net investment income and net capital gains to investors. Distributions from a Fund's income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed at long-term capital gain rates. Distributions of long-term capital gains will be taxable to the investor as long-term capital gains regardless of the length of time shares have been held. If you realize a loss on the sale or exchange of Fund shares held six months or less, your short-term loss will be reclassified to long-term to the extent of any long-term capital gain distribution received. A portion of each Fund's dividends may qualify for the dividends received deduction for corporations. The Funds' distributions are taxable when they are paid, whether a shareholder takes them in cash or reinvests them in additional shares, except that distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31. The federal income tax status of all distributions will be reported to shareholders annually. If a Fund's taxable distributions exceed its current and accumulated earnings and profits, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes.

"BUYING A DIVIDEND." On the date of a distribution by a Fund, its share price is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend"), you will pay the full price for the shares, and then receive a portion of the price back as a taxable distribution.

OTHER TAX INFORMATION. Under federal tax law, some shareholders may be subject to a 31% withholding on reportable dividends, capital gains distributions, and redemption payments ("backup withholding"). Generally, investors subject to backup withholding will be those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. In order to avoid this withholding requirement, an investor must certify on the account application that the taxpayer identification number provided is correct and that the investment is not otherwise subject to backup withholding, or is exempt from backup withholding.

The foregoing tax discussion is general in nature and each investor is advised to consult his or her tax advisor for additional information.

THE FUNDS AND THE HEARTLAND ORGANIZATION

The Board of Directors provides broad supervision over the affairs of each Fund, and the officers are responsible for its operations.

HEARTLAND ADVISORS

Heartland Advisors provides the Funds with overall investment advisory and administrative services under an Investment Advisory Agreement with Heartland. Subject to policies established by Heartland's Board of Directors, Heartland Advisors makes investment decisions on behalf of each Fund, makes available research and statistical data, and supervises the acquisition and disposition of investments by each Fund. Heartland Advisors is also the distributor for each Fund.

Heartland Advisors, founded in 1982, serves as the investment advisor for the Heartland Short Duration High-Yield Municipal Fund, Heartland High-Yield Municipal Bond Fund and Heartland Wisconsin Tax Free Fund, three additional series of Heartland, and also provides investment management services for individuals and institutional accounts, such as pension funds and profit-sharing plans. As of March 31, 1998, Heartland Advisors had approximately $4.5 billion in assets under management. Heartland Advisors' principal mailing address is 790 North Milwaukee Street, Milwaukee, Wisconsin 53202. William J. Nasgovitz, a Director and President of Heartland and Heartland Advisors, is a controlling person of Heartland Advisors through his ownership of a majority of its voting common stock.

For the fiscal year ended December 31, 1997, the Value and Mid Cap Value Funds paid advisory fees of $14,673,206 and $184,843, respectively, or approximately
0.75 of 1% of each Fund's average daily net assets during that year. For the fiscal year ended December 31, 1997, the Value Plus Fund paid advisory fees of $1,292,331, or approximately 0.70 of 1% of the Fund's average daily net assets.

For the fiscal year ended December 31, 1997, the Large Cap Value Fund paid advisory fees of $26,585, or approximately 0.49 of 1% of average daily net assets. Heartland Advisors voluntarily waived a portion of its fee during that year; had no fee waiver been effect, the Large Cap Value Fund would have paid $40,359 in advisory fees, or 0.75 of 1% of average daily net assets for the year. At present Heartland Advisors is voluntarily waiving its entire investment advisory fee for the Large Cap Value Fund. Heartland Advisors may reinstate all or a portion of the fee at any time.

For the fiscal year ended December 31, 1997, the U.S. Government Securities Fund paid advisory fees of $146,128, or approximately 0.31 of 1% of average daily net assets. Heartland Advisors voluntarily waived a portion of its fee during that year; had no fee waiver been in effect, the U.S. Government Securities Fund would have paid $301,650 in advisory fees, or 0.65 of 1% of average daily net assets for the year. At present, Heartland Advisors is voluntarily waiving 0.40 of 1% of its investment advisory fee for the U.S. Government Securities Fund, resulting in an annual rate of 0.25 of 1% of average daily net assets. Heartland Advisors may reinstate all or a portion of the fee at any time.

PORTFOLIO MANAGERS. William J. Nasgovitz serves as co-portfolio manager for the Value Fund and has managed or co-managed the Fund since commencement of its operations. Mr. Nasgovitz also serves as co-manager of the Value Plus Fund and has been in that position since commencement of the Fund's operations. Mr. Nasgovitz has been President, Chief Executive Officer, and a Director of Heartland Advisors, and President and a Director of Heartland since 1982, and was Senior Vice President-Investments with Dain Bosworth Incorporated from 1988 to 1992.

Michael A. Berry, Ph.D., serves as portfolio manager for the Mid Cap Value Fund and has managed the Fund since its inception. Since September 1998, Dr. Berry has been a Vice President of Heartland Advisors. Prior to joining Heartland Advisors in July 1996, Dr. Berry had been the portfolio manager of the Kemper-Dreman Small Cap Value Fund, a Managing Director of Dreman Value Advisors, Inc. and Chief Equity Strategist for Zurich Kemper Investments since September 1995. Dr. Berry had been associated with Dreman Value Advisors' predecessor since

1984 and also served as a Professor in Finance at James Madison University and at the University of Virginia.

James P. Holmes, CFA, serves as portfolio manager for the Large Cap Value Fund and has managed the Fund since its inception. Since September 1998, Mr. Holmes has been a Vice President of Heartland Advisors. Prior to joining Heartland Advisors in July 1996, Mr. Holmes had been a Managing Director of Dreman Value Advisors, Inc. and its predecessor since 1986, with responsibility for portfolio management of institutional accounts.

Eric J. Miller, CMA, serves as co-portfolio manager of the Value Fund with Mr. Nasgovitz. Mr. Miller, a Senior Vice President and a Director of Heartland Advisors, has co-managed the Fund since July 1997. Mr. Miller has been a director of Heartland Advisors since 1997 and a portfolio manager and research analyst for advisory clients since January 1994. Prior to joining Heartland Advisors, Mr. Miller had been with American Appraisal Associates, Inc. since 1986, serving as Vice President, Head of U.S. Appraisal Operations.

Patrick J. Retzer, CPA, serves as portfolio manager of the U.S. Government Securities Fund and has managed or co-managed the Fund since October 1988. Mr. Retzer also serves as co-manager of the Value Plus Fund with Mr. Nasgovitz and has been in that position since July1997. Mr. Retzer, Senior Vice President of Heartland Advisors, has been Vice President and Treasurer of Heartland since 1987, a Director of Heartland Advisors since 1988 and a Director of Heartland since 1993.

YEAR 2000 READINESS. Many computer systems use two digits rather than four to identify the year in a date. These systems, if not modified, will not correctly handle the change from "99" to "00" on January 1, 2000, causing them to be unable to perform accurately certain functions ("Year 2000 processing"). This problem affects virtually all companies and organizations, and, among other things, could have a negative impact on the handling of securities trades, payments of interest and dividends, and the pricing and accounting for securities portfolios.

Heartland Advisors has taken steps to help assure that their major computer systems are capable of handling Year 2000 processing. Heartland Advisors is also assessing the readiness of the Custodian, the Transfer and Dividend Disbursing Agent and other third parties performing major Year 2000 processing services as agents for the Funds and Heartland Advisors. Although Heartland Advisors expects all major Fund computer systems to be ready in time, the Funds could be adversely affected if Year 2000 processing systems are not properly modified in a timely manner.

Issuers of securities or instruments in which the Funds may invest could be affected by the Year 2000 processing issue, as could their service providers who administer the payment of principal, or dividends or other distributions on securities held by the Funds. At this time the degree of impact on the Funds cannot be predicted. To the extent a portfolio holding is adversely affected by a Year 2000 processing issue, one or more Funds' returns could be adversely affected.

EUROPEAN ECONOMIC AND MONETARY UNION (EMU). Certain European countries have agreed to enter into the EMU in an effort to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. The EMU establishes a single European currency, the euro, which will be introduced on January 1, 1999, and is scheduled to replace the existing national currencies of all initial EMU participants by July 1, 2002. Upon introduction of the euro, certain securities, beginning with government and corporate bonds, will be redenominated in the euro and, thereafter, will trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including companies in which the Funds may invest, the Funds could be adversely affected if (i) the euro, or the EMU as a whole does not take effect as planned; (ii) if a participating country withdraws from the EMU; or (iii) if the computer, accounting and trading systems used by the Funds' service providers, or by other entities with which the Funds or their service providers do business, are not capable of recognizing the euro as a distinct currency at the time of and following the conversion to the euro.

THE DISTRIBUTION PLAN

Each Fund has adopted a Distribution Plan which, among other things, requires it to pay Heartland Advisors, as distributor, a quarterly distribution fee of up to
0.25 of 1% of its average daily net assets computed on an annual basis. Under each Plan, the Fund is obligated to pay distribution fees only to the extent of expenses actually incurred by Heartland Advisors, as distributor, for the current year, and thus there will be no carry-over expenses from previous years. These expenses may include expenses incurred for media advertising, the printing and mailing of prospectuses to persons other than shareholders, the printing and mailing of sales literature, answering routine questions relating to a Fund, and payments to selling representatives, authorized securities dealers, financial institutions, or other service providers for providing services in assisting investors with their investments and/or for providing administrative, accounting and other services with respect to a Fund's shareholders. No fee paid by a Fund under the Plans may be used to reimburse Heartland Advisors for expenses incurred in connection with another Fund. Each Distribution Plan will continue in effect, if not sooner terminated in accordance with its terms, for successive one-year periods, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons, of Heartland. During the fiscal year ended December 31, 1997, Heartland Advisors waived $4,591 of the distribution fee for the Large Cap Value Fund pursuant to a voluntary fee waiver. For further information regarding the Distribution Plans, see the Statement of Additional Information.

NET ASSET VALUE CALCULATION

Each Fund's share price or net asset value per share is computed daily by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The net asset value per share is determined as of the close of the New York Stock Exchange regular trading (generally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is opened.

Securities owned by the Funds are valued on the basis of market quotations or at their fair value. Fair value of any of the Funds' debt securities for which market quotations are not readily available will be determined by a pricing service approved by Heartland's Board of Directors, based primarily upon information concerning market transactions and dealer quotations for similar securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Any securities or other assets for which market quotations are not readily available will be valued in good faith at their fair market value using methods determined by Heartland's Board of Directors.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of Fund shares even if there has not been any change in the foreign currency denominated values of such securities.

DESCRIPTION OF FUND SHARES

Heartland is a diversified open-end management investment company registered under the Investment Company Act of 1940, which was organized in 1986 as a Maryland corporation. The authorized common stock of Heartland consists of one billion shares, $0.001 par value per share. Heartland is a series company, which means the Board of Directors may establish additional series, and may increase or decrease the number of shares in each series. Currently, eight series are authorized and outstanding. Each share has one vote, and when issued and paid for in accordance with the terms of the offering will be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights and are freely transferable. Although annual meetings of shareholders are not required, special meetings may be called for purposes such as electing or removing directors, changing fundamental policies or approving investment advisory contracts.

PORTFOLIO TRANSACTIONS

As provided in its Investment Advisory Agreement, Heartland Advisors is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In executing such transactions, Heartland Advisors seeks to obtain the best net results for each Fund, taking into account such factors as price (including the brokerage commission or dealer spread), size of order, competitive commissions on similar transactions, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While Heartland Advisors seeks reasonably competitive rates, it does not necessarily pay the lowest commission or spreads available. Transactions in smaller companies may involve specialized services on the part of the broker and thereby entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.

Heartland Advisors may serve as a broker for any Heartland fund; however, in order for Heartland Advisors to effect any portfolio transactions for the funds, the commissions, fees or other remuneration received by Heartland Advisors must be reasonable and fair compared to, and will not ordinarily be larger than, the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities.

Allocation of transactions, including their frequency, to various dealers is determined by Heartland Advisors in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this primary consideration, Heartland Advisors may also consider the provision of supplemental research services and sales of the shares of any or all of the Heartland funds as factors in the selection of broker-dealers to execute portfolio transactions.

PERFORMANCE INFORMATION

From time to time each Fund may advertise its "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in that fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment.

"Total return" of a Fund refers to the average annual total return for one, five and ten-year periods (or the portion thereof during which a Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions and the redemption of the shares at the end of the period.

Performance information should be considered in light of the particular Fund's investment objectives and policies, characteristics and quality of its portfolio securities and the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Further information is contained in the Statement of Additional Information.

                                  APPENDIX A

                               ASSET COMPOSITION

The following table provides a summary of the Value Plus Fund's debt holdings, including convertible debt securities, as rated by the higher of Moody's or S&P or, in the case of unrated securities, as determined by Heartland Advisors. These figures are dollar-weighted averages of month-end portfolio holdings during the year ended December 31, 1997, presented as a percentage of total portfolio holdings, and total to 22.1%. During the year ended December 31, 1997, the Mid Cap Value and Large Cap Value Funds were not invested in long-term corporate debt securities. Effective March 31, 1997, the U.S. Government Securities Fund no longer invests in long-term corporate debt securities and the Value Fund did not invest more than 5% of its assets in such securities. The percentages are historical and are not necessarily indicative of the quality of current or future Fund holdings, which may vary. Those securities assigned an equivalent rating may include those rated by other nationally recognized rating organizations, as well as unrated securities. Unrated securities are not necessarily lower quality securities. Please refer to the Statement of Additional Information for a more complete discussion of these ratings.

     MOODY'S /S&P RATING                VALUE PLUS FUND PORTFOLIO HOLDING %
                                             (DOLLAR-WEIGHTED AVERAGE)
               Aaa/AAA                                      2.9%
                Aa/AA                                       0.0
                  A                                         0.0
               Baa/BBB                                      1.0
                Ba/BB                                       1.4
                  B                                         9.6
                                                           ----
TOTAL                                                      14.9%

     HEARTLAND EQUIVALENT RATING        VALUE PLUS FUND PORTFOLIO HOLDING%
                                             (DOLLAR-WEIGHTED AVERAGE)
               Aaa/AAA                                      0.0%
                Aa/AA                                       0.0
                  A                                         0.0
               Baa/BBB                                      0.0
                Ba/BB                                       1.5
                  B                                         5.7
                                                           ----
TOTAL                                                       7.2%

HEARTLAND FUNDS
General Information and Account/Price Information (24 hours):
1-800-432-7856 or (414) 289-7000
Web Site:  http://www.heartlandfunds.com

HEARTLAND FUNDS
790 North Milwaukee Street
Milwaukee, Wisconsin 53202

INVESTMENT ADVISOR AND DISTRIBUTOR
Heartland Advisors, Inc.
790 North Milwaukee Street
Milwaukee, Wisconsin 53202

CUSTODIAN
Firstar Bank Milwaukee, N.A.
615 East Michigan Street, 3rd Floor
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

TRANSFER AND DIVIDEND DISBURSING AGENT
Firstar Mutual Fund Services, LLC
615 East Michigan Street, 3rd Floor
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers  LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

COUNSEL
Quarles & Brady
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED NOVEMBER 9, 1998

                        HEARTLAND LARGE CAP VALUE FUND

                         HEARTLAND MID CAP VALUE FUND

                           HEARTLAND VALUE PLUS FUND

                   HEARTLAND U.S. GOVERNMENT SECURITIES FUND

                             HEARTLAND VALUE FUND


            790 North Milwaukee Street, Milwaukee, Wisconsin 53202
                        414-289-7000 or 1-800-432-7856


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated November 9, 1998 and any supplement thereto ("Prospectus"). A copy of the Prospectus and an account application may be obtained without charge by telephone or written request to the distributor, Heartland Advisors, Inc. ("Heartland Advisors"). Shareholder inquiries should be directed to the Funds in writing or by telephone.

________________________________________________________________________________

TABLE OF CONTENTS                                                PAGE
                                                                 ----
INTRODUCTION TO THE  FUNDS                                       2
INVESTMENT POLICIES AND METHODS                                  2
INVESTMENT RESTRICTIONS                                          15
MANAGEMENT                                                       20
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES              21
THE INVESTMENT ADVISOR                                           22
PERFORMANCE INFORMATION                                          23
DETERMINATION OF NET ASSET VALUE PER SHARE                       25
DISTRIBUTION OF SHARES                                           26
DISTRIBUTION PLAN                                                26
TAX STATUS                                                       27
DESCRIPTIONS OF SHARES                                           27
PORTFOLIO TRANSACTIONS                                           28
CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT             31
COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS                       31
FINANCIAL STATEMENTS                                             32
APPENDIX A                                                       A-1

INTRODUCTION TO THE FUNDS

     The Heartland family of funds consists of eight separate series of Heartland Group, Inc. ("Heartland"), a Maryland corporation registered as an open-end management investment company. This Statement of Additional Information relates only to the Heartland Value Fund, the Heartland Mid Cap Value Fund, the Heartland Large Cap Value Fund, the Heartland Value Plus Fund, and the Heartland U.S. Government Securities Fund, (the "Value Fund," the "Mid Cap Value Fund," the "Large Cap Value Fund," the "Value Plus Fund," and the "U.S. Government Securities Fund," respectively, collectively referred to herein as the "Funds"), each of which is a diversified Fund with distinct investment objectives and programs. A separate Prospectus and related Statement of Additional Information for the other Heartland funds are available from Heartland Advisors.


INVESTMENT POLICIES AND METHODS

GENERAL

     The following information supplements the discussion of each Fund's investment objectives and policies discussed in the Prospectus. Unless otherwise specified, the investment policies and restrictions of each Fund are not fundamental policies and are therefore subject to change by the Board of Directors of Heartland without shareholder approval. However, shareholders will be notified prior to a material change in any such policy or restriction. The fundamental policies of a Fund may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders of the Fund at which the holders of 50% or more of the shares are represented.

OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


     WRITING COVERED CALL OPTIONS. Each Fund may write covered call options on its portfolio securities and enter into closing transactions with respect to such options. The Value, Mid Cap Value, Large Cap Value and Value Plus Funds may also write covered call options on foreign currencies. In writing covered call options, each Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any decline in the market price of the security involved in the option.

     A call option gives the holder (buyer) the right to purchase a specified security at a stated price (the exercise price) at any time before a specified date (the expiration date). The term "covered" call option means that the Fund will own the securities subject to the option or have an unconditional right to purchase the same underlying security at a price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option an account consisting of cash, or other liquid assets having a value equal to the fluctuating market value of the optioned securities.

     Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying security in return for the exercise price, even if its current value is greater, a call writer gives up some ability to participate in the price increases in the underlying security. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

     The premium received is the market value of an option. The premium a Fund receives from writing a call option reflects, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security and the length of the option period. The premium received by a Fund for writing covered call options will be recorded as a cash asset and a liability of the Fund. The liability will be adjusted daily with a corresponding adjustment to the Fund's total assets, to reflect the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of regular trading on the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished and the net gain or loss on the option realized upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option. The Funds do not consider a security covered by a call to be "pledged" as that term is used in the respective Fund's policy limiting the pledging of its assets.

     Closing transactions may be effected by purchasing a call option in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction may permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. A Fund may pay transaction costs in connection with the writing or purchase of options to close out previously written options, which costs are normally higher than the transaction costs applicable to purchases and sales of portfolio securities.


     PURCHASING PUT OPTIONS. Each Fund may purchase put options with respect to its portfolio securities. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. A Fund may enter into closing transactions with respect to such options, exercise them or permit them to expire. A Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. The premium paid for the put option and any transaction costs would reduce any gain otherwise available for distribution when the security is eventually sold.

     The premium paid by a Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of regular trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.


     PURCHASING CALL OPTIONS. The Mid Cap Value Fund and the Large Cap Value Fund may purchase call options on any type of security related to their respective investments, including options traded on foreign exchanges. As the holder of a call option, a Fund has the right to purchase the underlying security at the exercise price at any time during the option period. A Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A call buyer typically attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     INDEX OPTIONS. The Value Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund may sell covered call options and purchase put options on stock indices composed of securities of the same general character as each Fund's portfolio and may enter into closing transactions with respect to such options. Options on indices would be used in a manner similar to the use of options on securities; however, upon the exercise of an index option, settlement occurs in cash rather than by delivery of an underlying security, with the exercising option holder receiving the difference between the closing level of the index upon which the option is based and the exercise price of the option.

     OPTIONS ON FUTURES CONTRACTS. The Value Fund, the Value Plus Fund, and the U.S. Government Securities Fund may each write covered call options and purchase put options on futures contracts and enter into closing transactions with respect to such options. The Mid Cap Value Fund and the Large Cap Value Fund may buy and sell options on futures based on any type of security, index, or currency related to their respective investments. Options on futures would be used in a manner similar to the use of options on securities. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise. The writer of the option is required upon exercise to assume an offsetting futures position at a specified exercise price at any time during the period of the option. When writing an option on a futures contract a Fund will be required to make margin payments as described below for futures contracts.

     FUTURES CONTRACTS. Each Fund may purchase and sell futures contracts, including interest rate and index futures contracts, that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system. In addition, the Mid Cap Value Fund and the Large Cap Value Fund may purchase and sell futures contracts based on any type of security, index, or currency related to their respective investments, including futures traded on foreign exchanges. Each Fund will engage in transactions in futures contracts solely for bona fide hedging purposes.

     When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, upon entering into a futures contract, and to maintain an open position in futures contracts, a Fund would be required to deposit "initial margin" in a segregated account in the name of the executing futures commission merchant when the contract is entered into. The initial margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on initial margins that may range upward from less than 5% of the value of the contract being traded.

     If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss of the futures contract reaches a point at which the initial margin on deposit does not satisfy margin requirements, the broker will require the payment of "variation margin" to settle the change in value on a daily basis. If the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, a Fund marks to market the current value of its open futures contracts. The Funds expect to earn interest income on their margin deposits.

     Futures contracts can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. If a Fund closes out an open futures contract by entering into an offsetting futures contract, and the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

LIMITATIONS ON FUTURES AND OPTIONS ON FUTURES TRANSACTIONS


     Each Fund will engage in transactions in futures contracts and options thereon only for bona fide hedging and risk management purposes, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission, and not for speculation.

     A Fund will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the Fund has purchased, after taking into account unrealized profits and unrealized losses on such contracts, would exceed 5% of the Fund's total assets; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The Value Fund and the U.S. Government Securities Fund will also be subject to their fundamental investment restrictions regarding commodities, futures, and options discussed herein.


     In addition to the above limitations, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund will not: (a) purchase or sell futures and options on futures or enter into closing transactions with respect thereto if, as a result thereof, the then current aggregate futures market prices and financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase price of financial instruments required to be purchased under open futures contract purchases would exceed 25% of the respective Fund's net assets (taken at market value at the time of entering into the contract and excluding the amount by which any of its options on futures are in-the-money); (b) the aggregate value of all premiums paid for put and call options purchased by the Fund would exceed 5% of the Fund's total assets (less the amount by which any such positions are in-the-money); or (c) the aggregate market value of all portfolio securities covering put and call options written by the Fund would exceed 25% of the Fund's total assets. The above limitations on the Mid Cap Value Fund's, the Large Cap Value Fund's, and the Value Plus Fund's investments in futures contracts and options and the respective Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information are not fundamental policies of the Funds and may be changed by Heartland's Board of Directors as permitted by applicable regulatory authority.

     COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one exercise price and buying a call option at a lower price, in order to reduce the risks of the written call option in the event of a substantial price increase. Because combined positions involve multiple trades, they may result in higher transaction costs and may be more difficult to open and close out.

RISKS IN OPTIONS AND FUTURES TRANSACTIONS

     Options and futures can be highly volatile investments and involve certain risks. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. Successful hedging strategies require the ability to predict future movements in securities prices, interest rates, and other economic factors. There can be no assurance that price movements in hedging vehicles and in the underlying instruments will be directly correlated. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect prices of the underlying instruments the same way. Imperfect correlation may also result from different levels of demand in the options and futures markets and the markets for the underlying instruments, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts by an exchange. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures positions will not track the performance of the Fund's other investments. The Funds may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

     Because of the low margin deposits required, futures trading involves a high degree of leverage. A relatively small price movement in futures contracts could result in an immediate and substantial gain or loss to a Fund. Therefore, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract by the Fund.

     There can be no assurance that a liquid secondary market will exist for any particular options or futures contracts at any particular time. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and potentially require a Fund to continue to hold the position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired.


FOREIGN INVESTMENTS

     The Value Fund and the Value Plus Fund may invest up to 15% of their respective assets directly in the securities of foreign issuers traded outside of the United States. The Mid Cap Value Fund and the Large Cap Value Fund may invest up to 25% of their respective assets directly in the securities of foreign issuers traded outside the United States. The value of securities , and dividends and interest earned from such securities can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have lower trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government regulation. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including, but not limited to, the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Heartland Advisors will be able to anticipate these political events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets
that trade a small number of securities.   Equity securities of foreign
companies with smaller
market capitalizations may involve a higher degree of risk than investments in the general foreign equity markets and such securities may be subject to even greater price volatility and may have less market liquidity than equity securities of foreign issuers with larger market capitalizations.


     The Value Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund each may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depository Receipts and Global Depository Receipts ("ADRs" and "GDRs") are certificates evidencing ownership of shares of a foreign-based issuer held by a bank or similar financial institution as depository. Designed for use in U.S. and global securities markets, respectively, ADRs and GDRs are alternatives to the direct purchase of the underlying securities in their national markets and currencies. The limitations as to a respective Fund's investments in foreign securities do not apply to investments in ADRs and GDRs or to securities of foreign issuers that are traded on a registered U.S. stock exchange or the NASDAQ National Market System. A Depository Receipt may be sponsored or unsponsored. In the case of a Fund invested in an unsponsored Depository Receipt, the Fund is likely to bear its proportionate share of the expenses of the depository, and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

FOREIGN CURRENCY TRANSACTIONS


     FORWARD FOREIGN CURRENCY CONTRACTS. To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Value Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date ("forward foreign currency" contracts or "forward" contracts).

     A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

     When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." Heartland Advisors may enter into settlement hedges in the normal course of managing a Fund's foreign investments.


     When Heartland Advisors believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell for a fixed amount of U.S. dollars, the amount of the foreign currency approximating the value of some or all of the respective Fund's portfolio securities denominated in such foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Value Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the respective Fund's securities or other assets denominated in that currency.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, Heartland Advisors believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

     At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     It is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.
Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.


     The Value Fund's, the Mid Cap Value Fund's, the Large Cap Value Fund's, and the Value Plus Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by Heartland Advisors. This method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase. Successful use of forward currency contracts will depend on Heartland Advisors' skill in analyzing and predicting currency values. Forward contracts may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Heartland Advisors anticipates. For example, if a currency's value rose at a time when Heartland Advisors had hedged a Fund by selling that currency in exchange for U.S. dollars, the Fund would be unable to participate in the currency's appreciation. Similarly, if Heartland Advisors increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that Heartland Advisors' use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

     Although each of the Value Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The policies described in this section regarding forward foreign currency contracts and the respective Fund's policies regarding foreign currency transactions discussed elsewhere in this Statement of Additional Information are not fundamental policies of the Funds and may be changed by Heartland's Board of Directors as permitted by applicable regulatory authority.

     OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Each of the Value Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Value Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the respective Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the respective Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the respective Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the respective Fund's investments exactly over time.

FEDERAL TAX TREATMENT OF OPTIONS, FUTURES CONTRACTS, AND FORWARD FOREIGN EXCHANGE CONTRACTS

     The Funds may enter into certain option, futures, and, with respect to the Value Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Plus Fund, forward foreign exchange contracts which may or may not be treated as
Section 1256 contracts or straddles under the Internal Revenue Code.

     Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of a Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Generally, such gains or losses and gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to recognize net gains or losses on such transactions when determining the Fund's distribution requirements even though it may not have closed the transaction and received cash to pay such distribution.

     Options, futures, and forward foreign exchange contracts which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position.

     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income (i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies). Options, futures and foreign exchange contracts entered into for an investment purpose are qualifying income.

     The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

NON-INVESTMENT GRADE SECURITIES

     Non-investment grade debt securities (those rated below the four highest categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if unrated, judged by Heartland Advisors to be of comparable quality, commonly known as "junk bonds") are regarded, on balance, as predominantly speculative with respect to the capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. While such securities typically offer higher rates of return than investment grade securities, they also involve greater risk, including greater risk of default. An economic downturn could severely disrupt the market for such high yield securities and adversely affect their value and the ability of the issuers to repay principal and interest. The rate of incidence of default of non-investment grade securities is likely to increase during times of economic downturns and extended periods of increased interest rates. Yields on non-investment grade securities will fluctuate over time, and are generally more volatile than yields on investment grade securities.

     The secondary trading market for non-investment grade securities may be less well-established than for investment grade securities, and such securities may therefore be only thinly traded. As a result, there may be no readily ascertainable market value for such securities, in which case it will be more difficult for the Funds to value accurately the securities, and consequently the investment portfolio. Under such circumstances, the subjective judgment of the Board of Directors will play a greater role in the valuation. Additionally, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidities of non-investment grade securities, especially in a thinly traded market.


     The Value Fund, Mid Cap Value Fund, Large Cap Value Fund and Value Plus Fund will not invest in securities that are rated below the fifth or sixth rating categories by Moody's or S&P (Ba and B for Moody's and BB and B for S&P) or, if unrated, judged comparable by Heartland Advisors. Securities rated in the higher of those categories have less near-term vulnerability to default than other speculative issues, however they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. However, business and financial alternatives available to obligors of such securities can generally be identified which could assist them in satisfying their debt service requirements. Securities rated in the lower of these two categories are considered highly speculative. While the issuers of such securities currently must be meeting debt service requirements in order to achieve this rating, adverse business, financial, or economic conditions likely could impair the issuer's capacity or willingness to pay interest and repay principal. A detailed description of the characteristics associated with the various debt credit ratings established by Moody's and S&P is set forth in Appendix A to this Statement of Additional Information.


     While rating categories help identify credit risks associated with debt securities, they do not evaluate the market value risk of non-investment grade securities. Additionally, the credit rating agencies may fail to promptly change the credit ratings to reflect subsequent events. Accordingly, Heartland's Board of Directors and Heartland Advisors continuously monitor the issuers of non-investment grade securities held in each Fund's portfolio. Since the risk of default is higher for non-investment grade debt securities, Heartland Advisors' research and credit analysis are an especially important part of managing securities of this type held by a Fund. In considering investments for the Fund, Heartland Advisors will attempt to identify those issuers of non-investment grade securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Heartland Advisors' analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

     A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interests of the Fund's shareholders.

INDEXED SECURITIES


     The Mid Cap Value Fund, the Large Cap Value Fund, the Value Plus Fund, and the U.S. Government Securities Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. For example, certain debt securities in which the Funds may invest may include securities whose interest rates are determined by reference to one or more specific financial indicators, such as LIBOR, resulting in a security whose interest payments tend to rise and fall together with the financial indicator. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified underlying instrument's value increases, resulting in a security that performs similarly to the underlying instrument, or their maturity value may decline when the underlying instrument increases, resulting in a security whose price characteristics are similar to a put on the underlying instrument.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

     The market for indexed securities may be thinner and less active than the market for securities in general, which can adversely affect the prices at which indexed securities are sold. If market quotations are not available, indexed securities will be valued in accordance with procedures established by the Board of Directors of Heartland, including the use of outside pricing services. Judgment plays a greater role in valuing certain indexed securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value indexed securities and the Fund's ability to dispose of these securities.


INFLATION - INDEXED BONDS

     Each Fund may invest in inflation-indexed bonds issued by the U.S. Government, its agencies or instrumentalities. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation.

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and, as a result, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. If any such downward adjustment in the principal value of an inflation-indexed bond exceeds the interest otherwise includable in the Fund's gross income for the relevant tax year, the excess will be treated as an ordinary loss. However, the amount of the loss that a Fund may record for any tax year is limited to the amount by which the total taxable income realized by the Fund with respect to the particular bond in prior tax years exceeds the total ordinary losses recorded by the Fund on the bond in prior tax years. If the reduction in the principal value of the bond for any tax year exceeds this limit, the excess can be carried forward to offset interest income on the bond in future tax years.

     If the periodic adjustment rate measuring inflation increases, the principal value of inflation-indexed bonds will be adjusted upward and, as a result, the interest payable on these securities (calculated with respect to a larger principal amount) will be increased. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income and will be includable in the Fund's gross income in the period in which it accrues, even though investors do not receive their principal until maturity, subject to offset against any tax loss carryforwards from earlier tax years. There can be no assurance that the applicable inflation index for the security will accurately measure the real rate of inflation (or deflation) in the prices of goods and services. At present, the U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected.

INVESTMENTS IN OTHER INVESTMENT COMPANIES


     Each of the Mid Cap Value and Large Cap Value Funds may invest in the securities of other investment companies as permitted under the 1940 Act. At present, the 1940 Act provisions limit each Fund so that (a) no more than 10% of its total assets may be invested in securities of other investment companies,
(b) it may not own securities of any one investment company having a value in excess of 5% of the Fund's total assets, and (c) it may not own more than 3% of the total outstanding voting stock of any one investment company. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses of the Fund.

RESTRICTED SECURITIES

     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. The Mid Cap Value, Large Cap Value and Value Plus Funds may invest without limitation in restricted securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, provided that such securities have been determined to be liquid pursuant to the guidelines adopted by the Board of Directors.

VALUE FUND - DEBT SECURITIES

     The Value Fund may invest up to 5% of its net assets in debt securities rated at least B by Moody's or S&P, or, if unrated, judged comparable by Heartland Advisors. See "Non-Investment Grade Securities" above. Debt securities in which the Value Fund may invest include corporate debt securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and money market instruments, such as certificates of deposit and commercial paper. This percentage limitation is in addition to assets that may be invested in short-term instruments as described in the Prospectus.

U.S. GOVERNMENT SECURITIES FUND - MORTGAGE-RELATED SECURITIES

     Mortgage-related securities in which the U.S. Government Securities Fund may invest include mortgage pass-through securities and derivative mortgage securities, such as collateralized mortgage obligations and stripped mortgage-backed securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     In general, mortgage-related securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until the entire principal amount comes due at maturity, payments on certain mortgage-related securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal on mortgage-related securities may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments may result in early payment of the applicable mortgage-related securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments generally tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments generally decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

     Mortgage-related securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. During periods of declining interest rates, these prepayments likely would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

     Prepayments may cause losses in securities purchased at a premium. At times, some of the mortgage-related securities in which the Fund may invest may have higher than market yields and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium. In addition, the value of mortgage-related securities may change due to changes in the market's perception of the creditworthiness of the federal agency that issued them, and the mortgage-related securities market in general may be adversely affected by changes in governmental regulation or tax policies.

     Certain characteristics of adjustable rate mortgage securities ("ARMs") may make them more susceptible to prepayments than other mortgage-related securities. Unlike fixed rate mortgages, the interest rates on adjustable rate mortgages are adjusted at regular intervals, generally based on a specified, published interest rate index. Investments in ARMs allow the Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income, and potentially shorter duration characteristics than longer-term fixed rate mortgage securities. The extent to which the values of ARMs fluctuate with changes in interest rates will depend on the frequency of the interest resets on the underlying mortgages, and the specific indexes underlying the ARMs, as certain indexes closely mirror market interest rate levels and others tend to lag changes in market rates.

     ARMs will frequently have caps and floors which limit the maximum amount by which the interest rate on the underlying mortgage loans may move up or down during each adjustment period, and over the life of the loan. Interest rate caps on ARMs may cause them to decrease in value in an increasing interest rate environment and may also prevent their income from increasing to levels commensurate with prevailing interest rates. Conversely, interest rate floors on ARMs may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. However, this increase may be tempered by an acceleration of prepayments. In general, ARMs tend to experience higher levels of prepayment than other mortgage-related securities. During favorable interest rate environments, holders of adjustable rate mortgages have greater incentives to refinance with fixed rate mortgages in order to avoid interest rate risk. In addition, significant increases in the index rates used for adjustment of the mortgages may result in increased delinquency, default and foreclosure rates, which in turn would increase the rate of prepayment on the ARMs.

     Collateralized mortgage obligations ("CMOs") are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the Fund would have the same effect as the prepayment of mortgages underlying other mortgage-related securities. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile and the market for certain CMOs may not be as liquid as the market for other securities in general.

     Similarly, prepayments could also result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are commonly structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The Fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

     The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-related securities, potentially limiting the Fund's ability to obtain market quotations for those securities or to buy or sell those securities at any particular time.

     The U.S. Government Securities Fund anticipates that governmental and government-related entities may create mortgage loan pools offering pass-through investments in addition to the types discussed above, including securities with underlying pools of derivative mortgage-related securities. As new types of mortgage-related securities are developed and offered to investors, Heartland Advisors will, consistent with the Fund's objective and investment policies, consider making investments in such new types of securities.


PORTFOLIO TURNOVER

     Portfolio turnover for each Fund is the ratio of the lesser of annual purchases or sales of portfolio securities by the Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than twelve months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of a Fund's portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by the Fund during the year. For the fiscal years ended December 31, 1997 and 1996, the portfolio turnover rates for the Value Fund were 55% and 31%, respectively; for the Value Plus Fund, the portfolio turnover rates were 74% and 73%, respectively;; and for the U.S. Government Securities Fund, the portfolio turnover rates were 143% and 30%, respectively. The turnover rate for the U.S. Government Securities Fund was relatively high in 1997, in part due to the sector rotation strategy employed by the Fund. In addition to pursuing such a strategy, effective March 31, 1997 the Fund eliminated its positions in corporate bonds pursuant to a change in investment policy, thereby increasing portfolio turnover. The portfolio turnover rates for the Mid Cap Value Fund for the 1997 fiscal year and for the period from October 11, 1996 (commencement of operations) to December 31, 1996
were 48% and 4%, respectively.   The portfolio turnover rates for the Large Cap
Value Fund for the 1997 fiscal year and for the period from October 11, 1996 (commencement of operations) to December 31, 1996 were 30% and 1%, respectively.

INVESTMENT RESTRICTIONS

     Each Fund has adopted investment restrictions and fundamental policies which cannot be changed without the approval of the holders of the lesser of (i) a majority of the outstanding shares of the Fund or (ii) 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the outstanding shares of the Fund are represented. Operating policies are subject to change by the Board of Directors without shareholder approval. However, no Fund will change materially any operating policy without notice to shareholders. Any investment policy or restriction which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, a Fund.

VALUE FUND AND U.S. GOVERNMENT SECURITIES FUND

     The fundamental investment restrictions and policies of the Value Fund and the U.S. Government Securities Fund provide that such Funds may not:

     (1) Invest more than 5% of the fair market value of its assets in securities of any one issuer except for United States Government agency securities and securities backed by the United States Government, its agencies or instrumentalities, which may be purchased without limitation. For the purposes of this limitation, the Funds will regard the entity which has the ultimate responsibility for payment of principal and interest as the issuer.

     (2) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

     (3) Invest more than 25% of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

     (4) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

     (5) Invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation, reorganization or acquisition of assets.

     (6) Buy or sell real estate, real estate investment trusts, or oil and gas interests, but this shall not prevent the Funds from investing in securities of companies whose business involves the purchase or sale of real estate, except that the U.S. Government Securities Fund will not invest in real estate limited partnerships.

     (7) Borrow money or property except for temporary or emergency purposes.
If a Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). Neither Fund will pledge more than 15% of its net assets to secure such borrowings. In the event a Fund's borrowing exceeds 5% of the market value of its total assets the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not to be deemed to be a pledge of assets.

     (8) Make loans, except that it may (i) acquire publicly distributed bonds, debentures, notes and other debt securities and (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets.

     (9) Underwrite the securities of other issuers except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

     (10) Except with respect to investments in repurchase agreements by the U.
S. Government Securities Fund, purchase securities with legal or contractual restrictions on resale.

     (11) Issue senior securities.

     (12) Purchase securities on margin or effect short sales of securities, except that the Value Fund may sell securities short where it either: (a) holds a long position in the same security which equals or exceeds the number of shares sold short; or (b) holds a long position in a security with respect to which there has been a public announcement of a proposed transaction that would result in the conversion of the securities so held into an equal or greater number of shares of the securities sold short; provided that the Value Fund may not effect any such short sale of securities if, as a result thereof, the aggregate value of all of its open short positions would exceed 5% of the Value Fund's total assets, or if more than 10% of the Value Fund's net assets would be held as collateral for such short positions.

     (13) Buy or sell commodities or commodity contracts or enter into an interest rate futures contract or an option thereon, except that a Fund may purchase or sell futures and options on futures and enter into closing transactions with respect thereto unless, as a result thereof: (a) the then current aggregate futures market prices and financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase price of financial instruments required to be purchased under open futures contract purchases would exceed 25% of the Fund's net assets (taken at market value at the time of entering into the contract and excluding the amount by which any of its options on futures are in-the-money); and (b) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract and excluding the amount by which any of its options on futures are in-the-money) would be committed to initial margin and premiums paid on such futures contracts.

     (14) Write, purchase or sell puts, calls, straddles, spreads or any combination thereof, except that a Fund may write covered call options and purchase put options on portfolio securities or securities indexes and enter into closing transactions with respect to such options, and, subject to restriction (13) above, a Fund may write covered call options and purchase put options on futures contracts and enter into closing transactions with respect to such options on futures, unless, as a result of any of the foregoing transactions: (a) the aggregate market value of all portfolio securities covering call options written by the Fund would exceed 25% of the Fund's total assets; or (b) the aggregate value of all premiums paid for put options purchased by the Fund would exceed 5% of the Fund's total assets (less the amount by which any such positions are in-the-money), excluding puts purchased on closing transactions.

     (15) Invest in illiquid securities, except that the U.S. Government Securities Fund may invest up to 10% of its net assets in illiquid securities, including investments in repurchase agreements which mature in more than seven days.

     (16) Purchase warrants, except that the Value Fund may purchase warrants which, when valued at lower of cost or market, do not exceed 5% of the value of the Fund's net assets; included within the 5%, but not in excess of 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.

     (17) With respect to the U.S. Government Securities Fund, purchase or retain the securities of any issuer if the officers, directors, advisors or managers of the fund owning beneficially more than one and one-half of one percent of the securities of such issuer together own beneficially 5% of such securities; provided no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

MID CAP VALUE FUND AND LARGE CAP VALUE FUND

     The fundamental investment restrictions and policies of the Mid Cap Value Fund and the Large Cap Value Fund provide that each such Fund may not:

     (1) With respect to 75% of its total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

     (2) Invest in a company to get control or manage it or, with respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer;

     (3) Invest more than 25% of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     (4) Buy or sell real estate or oil and gas interests or leases, but this shall not prevent the Fund from investing in securities secured by real estate or real estate interests or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests or whose business involves the purchase or sale of real estate.

     (5) Borrow money or property except for temporary or emergency purposes. If the Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). No Fund will pledge more than 15% of its net assets to secure such borrowings. In the event the Fund's borrowing exceeds 5% of the market value of its total assets the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not to be deemed to be a pledge of assets.

     (6) Mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, futures, options, and other hedging activities.

     (7) Make loans, except that it may: (i) acquire publicly distributed bonds, debentures, notes, and other debt securities; (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed one-third of the value of the Fund's total assets; and (iii) enter into repurchase agreements.

     (8) Underwrite the securities of other issuers, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by Heartland's Board of Directors, and except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

     (9) Purchase a security if, as a result, more than 10% of the value of the Fund's total assets would be invested in: (a) securities that are not readily marketable or that would require registration under the Securities Act of 1933, as amended, upon disposition; and (b) repurchase agreements which do not provide for payment within 7 days.

     (10) Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, or hedging activities.

     (11) Invest in commodities, but the Fund may purchase or sell futures contracts, options on futures, and options.

     In accordance with the following non-fundamental policies, which may be changed without shareholder approval, the Mid Cap Value Fund and the Large Cap Value Fund each may not:

     (1) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

     (2) Invest in securities of other investment companies except as permitted by the 1940 Act or as part of a merger, consolidation, acquisition of assets, or similar reorganization transaction.

     (3) Purchase warrants (other than those that have been acquired in units or attached to other securities), except that the Fund may purchase warrants which, when valued at lower of cost or market, do not exceed 5% of the value of the Fund's net assets; included within the 5%, but not in excess of 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.

     (4) Purchase or retain the securities of any issuer if the officers, directors, advisors or managers of the Fund owning beneficially more than 0.5% of the securities of such issuer together own beneficially 5% of such securities; provided no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

     (5) Purchase securities on margin or effect short sales of securities, except that the Fund may obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities, and except as required in connection with permissible options, futures, short selling and leverage activities as described elsewhere in the Prospectus and Statement of Additional Information.

     (6) Invest more than 10% of its total assets in real estate investment trusts.

     For the Mid Cap Value Fund's and Large Cap Value Fund's limitations on futures and options transactions, see "Investment Policies and Methods - Limitations on Futures and Options Transactions."

VALUE PLUS FUND

     The fundamental investment restrictions and policies of the Value Plus Fund provide that such Fund may not:

     (1) With respect to 75% of the Fund's total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (2) Invest more than 10% of the fair market value of its total assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (3) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

     (4) Invest more than 25% of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     (5) Buy or sell real estate or oil and gas interests or leases, but this shall not prevent the Fund from investing in securities secured by real estate or real estate interests or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests or whose business involves the purchase or sale of real estate.

     (6) Borrow money or property except for temporary or emergency purposes. If the Fund ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Fund will not pledge more than 15% of its net assets to secure such borrowings. In the event the Fund's borrowing exceeds 5% of the market value of its total assets the Fund will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not to be deemed to be a pledge of assets.

     (7) Make loans, except that it may: (i) acquire publicly distributed bonds, debentures, notes and other debt securities; (ii) lend portfolio securities provided that no such loan may be made if as a result the aggregate of such loans would exceed 30% of the value of the Fund's total assets; and
(iii) enter into repurchase agreements.

     (8) Underwrite the securities of other issuers except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

     (9) Purchase a security if, as a result, more than 10% of the value of the Fund's total assets would be invested in: (a) securities with legal or contractual restrictions on resale (other than investments in repurchase agreements); (b) securities for which market quotations are not readily available; and (c) repurchase agreements which do not provide for payment within 7 days.

     (10) Issue senior securities.

     (11) Invest in commodities, but the Fund may invest in futures contracts, options on futures, and options.

     In accordance with the following non-fundamental policies, which may be changed without shareholder approval, the Value Plus Fund may not:

     (1) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

     (2) Invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation, reorganization or acquisition of assets.

     (3) Purchase warrants, except that the Fund may purchase warrants which, when valued at lower of cost or market, do not exceed 5% of the value of the Fund's net assets; included within the 5%, but not in excess of 2% of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges.

     (4) Purchase or retain the securities of any issuer if the officers, directors, advisors or managers of the Fund owning beneficially more than 0.5% of the securities of such issuer together own beneficially 5% of such securities; provided no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

     (5) Purchase securities on margin or effect short sales of securities, except as required in connection with permissible options and futures activities as described elsewhere in the Prospectus and Statement of Additional Information and except that the Fund may sell securities short where it either: (a) holds a long position in the same security which equals or exceeds the number of shares sold short; or (b) holds a long position in a security with respect to which there has been a public announcement of a proposed transaction that would result in the conversion of the securities so held into an equal or greater number of shares of the securities sold short; provided that the Fund may not effect any such short sale of securities if, as a result thereof, the aggregate value of all of its open short positions would exceed 5% of the Fund's total assets, or if more than 10% of the Fund's net assets would be held as collateral for such short positions.

     (6) Invest more than 10% of its total assets in real estate investment trusts.

     For the Value Plus Fund's limitations on futures and options transactions, see "Investment Policies and Methods - Limitations on Futures and Options Transactions."


MANAGEMENT

     The Board of Directors of Heartland provides broad supervision over the affairs of each Fund, and the officers are responsible for its operations. The Directors and officers are listed below, together with their principal occupations during the past five years. Subject to the direction of the Board of Directors, Heartland Advisors is responsible for investment management of the assets of each Fund. Although each Fund is offering only its own shares, it is possible that one Fund might become liable for any misstatement in the Prospectus about another Fund. The Board of Directors has considered this factor in approving the use of a single combined prospectus.



Name and Address              Position with Heartland        During Past Five Years
----------------              -----------------------        ----------------------
William J. Nasgovitz          President and Director*        President and Director, Heartland
790 North Milwaukee Street                                   Advisors, Inc. since 1982; Director,
Milwaukee, WI  53202                                         Capital Investments, Inc. since
                                                             1989 (small business investment
                                                             company).

Willard H. Davidson           Director                       Director of Artos Engineering
3726 North Lake Drive                                        Company since 1984; financial and
Milwaukee, WI  53211                                         business consultant since 1984.

Hugh F. Denison               Director*                      Educator; Shareholder Ombudsman,
790 North Milwaukee Street                                   Heartland Advisors, Inc., since
Milwaukee, WI  53202                                         January 1998; Vice President,
                                                             Director Research and Director,
                                                             Heartland Advisors, 1988 to 1996.

Jon D. Hammes                 Director                       President, The Hammes Company
Suite 305                                                    since 1991.
18000 West Sarah Lane
Brookfield, WI  53045

Patrick J. Retzer             Vice President, Treasurer      Senior Vice President and Director
790 North Milwaukee Street    and Director*                  of Heartland Advisors, Inc. since 1987;
Milwaukee, WI  53202                                         Treasurer, Heartland Advisors, 1987
                                                             to September 1998.

A. Gary Shilling              Director                       President, A. Gary Shilling &
500 Morris Avenue                                            Company, Inc. (economic consultants
Springfield, NJ  07081-1020                                  and investment advisors) since 1978.

Allen H. Stefl                Director                       Senior Vice President,
800 North Brand Boulevard                                    Communications, Nestle USA since
Glendale, CA  91203                                          1993.

Linda F. Stephenson           Director                       President and Chief Executive
100 East Wisconsin Avenue                                    Officer, Zigman Joseph Stephenson
Milwaukee, WI  53202                                         (a public relations and marketing
                                                             communications firm) since 1989.

Jilaine Hummel Bauer           Vice President                Senior Vice President and General
790 North Milwaukee Street                                   Counsel, Heartland Advisors, Inc.
Miwlaukee, WI 53202                                          since January 1998; Senior Vice
                                                             President, Stein Roe & Farnham
                                                             Incorporated, 1992 to 1997.

Paul T. Beste                  Vice President and            Senior Vice President--Investment
790 North Milwaukee Street     Principal                     Operations, Heartland Advisors, Inc.
 Milwaukee, WI 53202           Accounting Officer            since September 1998; Investment
                                                             Operations Officer, Heartland
                                                             Advisors, 1997 to 1998; Director of
                                                             Taxes/Compliance, Strong Capital
                                                             Management, Inc., 1992 to 1997.

Kenneth J. Della               Vice President                Senior Vice President and Treasurer,
790 North Milwaukee Street                                   Heartland Advisors, Inc. since
Milwaukee, WI 53202                                          September 1998; Chief Financial
                                                             Officer, Heartland Advisors, 1995 to
                                                             1998; employed by Heartland
                                                             Advisors since 1992.

Lois J. Schmatzhagen           Secretary                     Secretary, Heartland Advisors, Inc.
790 North Milwaukee Street                                   since 1988.
Milwaukee, WI 53202

____________________
     *Directors who are "Interested Persons" (as defined in the 1940 Act) of Heartland Advisors.

     Heartland pays the compensation of the five Directors who are not officers, directors or employees of Heartland Advisors. Mr. Stefl joined the Board in October 1998. The following compensation was paid to the other Directors, who are not interested persons of Heartland Advisors, for their services during the fiscal year ended December 31, 1997:

                                                     ESTIMATED        TOTAL
                        AGGREGATE                    ACTUAL           COMPENSATION
                        COMPENSATION   PENSION OR    BENEFITS         FROM HEARTLAND
                        FROM           RETIREMENT    UPON             AND FUND
DIRECTOR                HEARTLAND      BENEFITS      RETIREMENT       COMPLEX
--------                ---------      --------      ----------       -------
Willard H. Davidson     $16,000        None          None             $16,000
Jon D. Hammes           $16,000        None          None             $16,000
A. Gary Shilling        $16,000        None          None             $16,000
Linda F. Stephenson     $16,000        None          None             $16,000

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     At September 30, 1998, the Directors and officers of Heartland Group, Inc. as a group (12 persons) owned less than 1% of the outstanding shares of the Value Fund and the Value Plus Fund, and owned 2.5% of the U.S. Government Securities Fund, 1.1% of the Mid Cap Value Fund and 4.2% of the Large Cap Value Fund. At such date, no person was known to management to own, beneficially or of record, 5% or more, of the outstanding shares of any of the Funds, except that Charles Schwab & Co., Inc., ATTN: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122 held of record 9,935,247 shares (or 18.1%) of the Value Fund; 3,471,632 shares (or 24.1%) of the Value Plus Fund; 1,666,684 shares (or 50.7%) of the Mid Cap Value Fund; 83,868 shares (or 12.0%) of the Large Cap Value Fund; and 623,806 shares (or 10.9%) of the U.S. Government Securities Fund. In addition,

Heartland Advisors, Inc., ATTN: Ken Della, 790 North Milwaukee Street, Milwaukee, WI 53202-3712 held of record 41,529 shares (or 6.0%) of the Large Cap Value Fund. Catherine J. Polaski, 5329 Highway 38, Franksville, WI 53126, held of record 39,969 shares (or 5.7%) of the Large Cap Value Fund. The Trust Company of Knoxville, P.O. Box 789, Knoxville, TN 37901, held of record 1,286,225 shares (or 8.9%) of the Value Plus Fund.


THE INVESTMENT ADVISOR

     Each Fund is managed by Heartland Advisors, pursuant to an Investment Advisory Agreement with respect to the Value Fund and a separate Investment Advisory Agreement with respect to the Mid Cap Value Fund, the Large Cap Value Fund, the Value Plus Fund, and the U.S. Government Securities Fund (the "Agreements"). The Agreements, with respect to the Value Plus Fund, the U.S. Government Securities Fund, the Mid Cap Value Fund, the Large Cap Value Fund, and the Value Fund, were most recently approved by the Board of Directors, including a majority of the Directors who are not Interested Persons of the Fund or of Heartland Advisors, on July 23,1998.

     Heartland Advisors is controlled by William J. Nasgovitz, a Director and the President of Heartland, by virtue of his ownership of a majority of its outstanding capital stock. In addition to serving as investment advisor, Heartland Advisors also serves as the distributor for the shares of each Fund. Heartland Advisors, founded in 1982, serves as the investment adviser for the Heartland Short Duration High-Yield Municipal Fund, Heartland High-Yield Municipal Bond Fund and Heartland Wisconsin Tax Free Fund, three additional series of Heartland, and also provides investment management services for individuals, and institutional accounts, such as pension funds and profit-sharing plans. As of September 30, 1998, Heartland Advisors had approximately $3.1 billion in assets under management. Mr. Nasgovitz intends to retain control of Heartland Advisors through the continued ownership of a majority of its outstanding voting stock.

     Heartland Advisors provides each Fund with overall investment advisory and administrative services. Subject to such policies as the Board of Directors may determine, Heartland Advisors makes investment decisions on behalf of each Fund, makes available research and statistical data in connection therewith, and supervises the acquisition and disposition of investments by each Fund, including the selection of broker-dealers to carry out portfolio and hedging transactions. Heartland Advisors will permit any of its officers or employees to serve without compensation from the Funds as directors or officers of Heartland if elected to such positions.

     Heartland Advisors bears all of its own expenses in providing services under the Agreements and pays all salaries, fees, and expenses of the officers and directors of Heartland who are affiliated with Heartland Advisors. Each Fund bears all its other expenses including, but not limited to, necessary office space, telephone and other communications facilities and personnel competent to perform administrative, clerical and shareholder relations functions; a pro rata portion of salary, fees, and expenses (including legal fees) of those directors, officers, and employees of Heartland who are not officers, directors, or employees of Heartland Advisors; interest expenses; fees and expenses of the Custodian, Agent, and Dividend Disbursing Agent; fees of shareholder recordkeeping agents; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities, expenses of registering and qualifying shares for sale with the Securities and Exchange Commission and with various state securities commissions; accounting and legal costs; insurance premiums; expenses of maintaining the Fund's legal existence and of shareholder meetings; expenses of preparation and distribution to existing shareholders of reports, proxies, and prospectuses; and fees and expenses of membership in industry organizations.


     Each of the Value Fund, the Mid Cap Value Fund, and the Large Cap Value Fund pays Heartland Advisors an annual fee for its services at the rate of 0.75 of 1% of the respective Fund's average daily net assets. While the advisory fee is larger than the fee paid by most mutual funds, it is consistent with the fee paid by funds with investment characteristics and objectives similar to that of the referenced Funds. The Value Plus Fund pays Heartland Advisors an annual fee for its advisory services at the rate of 0.70 of 1% of the Fund's average daily net assets. The advisory fee for the U.S. Government Securities Fund is 0.65 of 1% of the first $100 million of the Fund's average daily net assets, 0.50 of 1% of the next $400 million of assets, and 0.40 of 1% on assets in excess of $500 million. The advisory fees for the Funds are payable in monthly installments.

     For the fiscal years ended December 31, 1995, 1996, and 1997 the Value Fund paid advisory fees of, $6,452,487, $10,877,255, and $14,673,206 respectively.
For the period from October 11, 1996 (commencement of operations) to December 31, 1996, and for the fiscal year ended December 31, 1997, the Mid Cap Value Fund paid advisory fees of $6,087 and $184,843, respectively. For the period from October 11, 1996 (commencement of operations) to December 31, 1996, and for the fiscal year ended December 31, 1997, the Large Cap Value Fund paid advisory fees of $2,325 and $26,585, respectively. During the fiscal year ended December 31, 1997, advisory fees provided under the Large Cap Value Fund's Agreement totaled $40,359, but Heartland Advisors voluntarily waived $13,774 of
the fees during this period.   For the fiscal years ended December 31, 1995,
1996, and 1997, the Value Plus Fund paid advisory fees of $102,311, $218,448, and $1,292,331, respectively. For the years ended December 31, 1995, 1996, and 1997, the U.S. Government Securities Fund paid advisory fees of $325,124, $291,423 and $146,128, respectively. During those periods, advisory fees provided under the U.S. Government Securities Fund's Agreement totaled $422,661, $378,850, and $301,650, respectively, but Heartland Advisors voluntarily waived $97,537, $87,427, and $155,522 of the fees during those respective periods.

     The Agreements provide that Heartland Advisors' fee will be reduced, or Heartland Advisors will reimburse a Fund (up to the amount of its fee), by an amount necessary to prevent the total expenses of a Fund (excluding taxes, interest, brokerage commissions or transactions costs, distribution fees and extraordinary expenses) from exceeding limits applicable to the Fund in any state in which its shares are then qualified for sale. Presently the most restrictive expense ratio limitation imposed by any state is 2-1/2% of the first $30 million of a Fund's average net assets, 2% of the next $70 million and 1-1/2% of the remaining assets. For the purposes of these tests, average net assets will be computed in the same manner as average daily net assets are computed in determining the investment advisory fee. Such reimbursements would be made monthly, subject to annual adjustment.

     Each of the Agreements will continue in effect from year to year, as long as it is approved at least annually by the Board of Directors or by a vote of the outstanding voting securities of the appropriate Fund and in either case by a majority of the Directors who are not parties to the Agreement or interested persons of any such party. Each Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 nor less than 30 days' notice. Each Agreement provides that neither Heartland Advisors nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

PERFORMANCE INFORMATION

     From time to time the Funds may advertise their "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in that Fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a twelve-month period and is shown as a percentage of the investment. "Total return" of the Funds refers to the annual average return for 1, 5, and 10-year periods (or the portion thereof during which a Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions and the redemption of the shares at the end of the period. Prior to June 1, 1994, shares of the Value, Value Plus and U.S. Government Securities Funds had been sold subject to a contingent deferred sales charge and prior to February 12, 1993, shares of the Value and U.S. Government Securities Funds had been sold subject to an initial sales charge, neither of which is reflected in the total return figures, rather the figures reflect the current no-load sales structure.

     Performance information should be considered in light of the particular Fund's investment objectives and policies, characteristics and quality of its portfolio securities, and the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing a Fund's performance to performance figures published for other investment vehicles.

     Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods (or the portion thereof during which a Fund has been in existence) ended on the date of the respective Fund's balance sheet that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              P(1+T{)} SUP {n}=ERV


      Where:

          P =  a hypothetical initial payment of $1,000;

          T =  average annual total return;

          n =  number of years; and

         ERV = ending redeemable value for a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10-year periods at the end of the 1, 5 and 10-year period (or fractional portion thereof).

     In some circumstances a Fund may advertise its total return for a 1, 2, or 3-year period, or the total return since the Fund commenced operations. In such circumstances the Fund will adjust the values used in computing return to correspond to the length of the period for which the information is provided.


The average annual total return for the Funds for the one, five, and ten-year periods or, if less, from commencement of operations through September 30, 1998 are as follows:

      FUND                 1 YEAR     5 YEARS     10 YEARS OR, IF LESS,
      ----                 -------    --------    FROM COMMENCEMENT OF
                                                       OPERATIONS
                                                       ----------
Heartland Value Fund        -20.4%       11.5%            14.2%

Heartland Mid Cap Value     -15.1%        N/A              6.9%
Fund (10/11/96)

Heartland Large Cap         -13.6%        N/A              7.2%
Value Fund (10/11/96)

Heartland Value Plus        -11.9%        N/A             13.6%
Fund (10/26/93)

Heartland U.S.               12.2%        5.4%             9.3%
Government Securities
Fund

     Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


                    Yield=2[({a-b} OVER {cd}+1{)} SUP {6}-1]


     Where:

          a =  dividends and interest earned during the period;

          b =  expenses accrued for the period (net of reimbursements);

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

          d = the maximum offering price per share on the last day of the period.


     Since the Value Fund's investment objective is long-term capital appreciation, the Fund will typically not calculate or advertise its yield. Similarly, the Mid Cap Value and Large Cap Value Funds will not typically calculate their yields. The yield for the Value Plus Fund for the thirty days ended September 30, 1998 was 3.92%. The yield for the U.S. Government Securities Fund for the thirty days ended September 30, 1998 was 5.44%. When advertising yield, a Fund will not advertise a one-month or a 30-day period which ends more than 45 days before the date on which the advertisement is published.

     Each Fund may, from time to time, compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by ranking services and publications, such as Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Forbes, Fortune, Money, Business Week, Value Line, Inc. and The Wall Street Journal. These rating services and magazines rank the performance of the Funds against all funds over specified periods and in specified categories. In general, the Value Fund would appear in the Small Value, Small Cap or Capital Appreciation categories, the Mid Cap Value Fund would appear in the Mid-Cap Value, Mid Cap or General Equity categories, the Large Cap Value Fund would appear in the Large Value, General Equity or Growth and Income categories and the Value Plus Fund would appear in the Domestic Hybrid or Equity Income categories. The U.S. Government Securities Fund would generally appear in the Fixed Income, Intermediate-Term Government or General U.S. Government categories. Each Fund may also compare its performance to recognized stock and bond market indices, including the S&P 500, the Standard & Poor's Mid-Cap Index, the Russell 2000 Stock Index, the Lipper General U.S. Government Fund Index, and the Lehman Intermediate and Long-Term Government Bond Indices.

DETERMINATION OF NET ASSET VALUE PER SHARE

     Each Fund's shares are sold at their next determined net asset value per share. Each Fund determines the net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities a Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.


     The next determined net asset value per share will be calculated as of the close of regular trading on the New York Stock Exchange at least once every weekday, Monday through Friday, except on (i) customary national business holidays which result in the closing of the New York Stock Exchange which are New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day,

Thanksgiving, and Christmas; (ii) days when no security is tendered for redemption and no customer order is received; or (iii) days when changes in the value of the investment company's portfolio securities do not affect the current net asset value of the Fund's redeemable securities. Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the latest bid price. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ. All other securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

     Foreign securities are valued at the last sale price in the principal market where they are traded, or, if last sale prices are unavailable, at the last bid price available prior to the time the Fund's net asset value is determined. Foreign securities prices may be furnished by quotation services who express the value of securities in their local currency. Heartland Advisors translates the value of foreign securities from the local currency into U.S. dollars at current exchange rates. Any changes in the value of forward contracts due to exchange rate fluctuations are included in the determination of net asset value. Because foreign securities markets may close prior to the time a Fund determines its net asset value, events affecting the value of portfolio securities occurring between the time securities prices are determined and the time the Fund calculates its net asset value may not be reflected in the Fund's calculation.

     Securities and other assets for which quotations are not readily available will be valued at their fair value as determined by the Board of Directors.


DISTRIBUTION OF SHARES

     Heartland Advisors, each Fund's investment advisor, also acts as the distributor of the shares of each Fund. Heartland Advisors has agreed to use its "best-efforts" to distribute each Fund's shares, but has not committed to purchase or sell any specific number of shares. The Distribution Agreement for the Funds is renewable annually by the vote of the directors at a meeting called for such purpose and may be terminated upon 60 days' written notice by either party. The Distribution Agreement will automatically terminate in the event of its assignment. Under the Agreement, Heartland Advisors will pay for the costs and expenses of preparing, printing and distributing materials not prepared by the Fund and used by Heartland Advisors in connection with its offering of shares for sale to the public, including the additional costs of printing copies of the prospectus and of annual and interim reports to shareholders other than copies required for distribution to shareholders or for filing under the federal securities laws, and any expenses of advertising incurred by Heartland Advisors in connection with the offering of the shares.

     For the fiscal year ended December 31, 1997, Heartland Advisors received contingent deferred sales charges with respect to redemption of shares of the Value Fund, the Value Plus Fund, and the U.S. Government Securities Fund in the amounts of $10,491, $285, and $3,268, respectively. For the fiscal year ended December 31, 1996, Heartland Advisors received contingent deferred sales charges with respect to redemptions of shares of the Value Fund, Value Plus Fund, and the U.S. Government Securities Fund in the amounts of $91,223, $7,812, and $32,254, respectively. For the fiscal year ended December 31, 1995, Heartland Advisors received contingent deferred sales charges with respect to redemptions of shares of the Value Fund, the Value Plus Fund, and the U.S. Government Securities Fund in the amounts of $205,943, $12,134, and $82,882, respectively.

DISTRIBUTION PLAN

     Each Fund has adopted a Distribution Plan, which is described in the Prospectus (see "The Distribution Plan"). Under each Plan, Heartland Advisors provides the Directors for their review promptly after the end of each quarter a written report setting forth all amounts expended under the Plan, including all amounts paid to dealers as distribution or service fees. In approving the Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Plan of each respective Fund will benefit the Fund and the shareholders of the Fund.

     Each Plan may be terminated by vote of a majority of the Directors who are not interested persons, or by vote of a majority of the outstanding voting securities of the Fund. Any change in the Plan that would materially increase the distribution cost to the Fund requires shareholder approval; otherwise, it may be amended by the Directors, including a majority of the Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as a Distribution Plan is in effect, the selection or nomination of the Directors who are not interested persons is committed to the discretion of such Directors.

     The Distribution Plan of a Fund may be terminated by the Directors at any time on 60 days written notice without payment of any penalty by Heartland Advisors, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Directors who are not interested persons.

     Each Distribution Plan will continue in effect for successive one-year periods, if not sooner terminated in accordance with its terms, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons.


     During the fiscal year ended December 31, 1997, the Funds paid the following amounts under their respective Plans, all of which were spent on compensation to dealers, financial institutions, and other service providers, including Heartland Advisors: $4,891,069 for the Value Fund; $61,614 for the Mid Cap Value Fund; $461,547 for the Value Plus Fund; $116,354 for the U.S. Government Securities Fund; and $8,862 for the Large Cap Value Fund. During the fiscal year ended December 31, 1997, Heartland Advisors voluntarily waived a portion of its fee; had no fee waiver been in effect, the Large Cap Fund would have paid $13,453 pursuant to its Distribution Plan.

TAX STATUS

     The information in this section supplements that in the Prospectus (see "Dividends, Capital Gains Distributions And Taxes").

     Each series of a series company, such as Heartland, is treated as a single entity for federal income tax purposes so that the net realized capital gains and losses of one series are not combined with those of another series in the same company.


     Gain or loss on the sale of securities held by a Fund for more than 12 months will generally be long-term capital gain or loss. Currently, the Internal Revenue Code provides for long-term capital gains or losses to be taxed at either 28% or 20% depending on when the trade was executed and the holding period. In September 1998 the U.S. House of Representatives approved a bill adopting a single long-term capital gains tax rate of 20% for 1998. There are no assurances, however, that the provision will become law. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

     If a shareholder exchanges shares of one Fund for shares of another Fund, the shareholder will recognize gain or loss for federal income tax purposes. That gain or loss will be measured by the difference between the shareholder's basis in the shares exchanged and the value of the shares acquired.

     It is possible that each Fund's income dividends may, to the extent such dividends consist of interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, be exempt from all state and local income taxes. Each Fund intends to advise shareholders of the proportion of its dividends which consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.


DESCRIPTION OF SHARES


     In the interest of economy and convenience, certificates representing shares purchased are not ordinarily issued. However, such purchases are confirmed to the investor and credited to their accounts on the books maintained by Firstar Mutual Fund Services, LLC (the "Agent"), Milwaukee, Wisconsin. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. Investors may receive a certificate representing whole shares by specifically requesting one by letter to the Agent. If a stock certificate is requested, it will not be sent for at least 14 days. The Directors require payment of any lost instrument bond premiums or federal and state taxes due in connection with the replacement of certificates and may require a fee for each new stock certificate that is issued by the Fund not connected with the purchase of new shares.

     Shareholders have the right to vote on the election of directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Articles of Incorporation or Bylaws of Heartland. Heartland's Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing directors, changing fundamental policies, or approving investment advisory contracts. Shareholders of each series of a series company, such as Heartland, vote together with each share of each series in the company on matters affecting all series (such as election of directors), with each share entitled to a single vote. On matters affecting only one series (such as a change in that series' fundamental investment restrictions), only the shareholders of that series are entitled to vote. On matters relating to all the series but affecting the series differently (such as a new Investment Advisory Agreement), separate votes by series are required.

PORTFOLIO TRANSACTIONS

     The information in this section supplements the information in the Prospectus under "Portfolio Transactions."

     Allocation of the portfolio brokerage transactions, including their frequency, to various dealers is determined by Heartland Advisors in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to Heartland Advisors may receive orders for transactions by the Funds. Information so received will enable Heartland Advisors to supplement its own research and analysis with the views and information of other securities firms, and may be used for the benefit of clients of Heartland Advisors other than one of the Funds. Research services may include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions by Heartland Advisors' clients, including the Funds. In addition, some broker-dealers may supply research from third party service providers in consideration of their receipt of brokerage commissions from transactions allocated by Heartland Advisors. Each Fund may also consider sales of its own shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the policy of obtaining best price and execution.

     For particular transactions, the Funds may pay higher commissions to brokers (other than Heartland Advisors) than might be charged if a different broker had been selected, if, in Heartland Advisor's opinion, this policy furthers the objective of obtaining best price and execution. The allocation of orders among brokers and the commission rates paid will be reviewed periodically by Heartland's Board of Directors.

     Subject to the above considerations, Heartland Advisors may itself effect portfolio transactions as a broker for the Funds. The commissions, fees, or other remuneration received by Heartland Advisors must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities or commodities ex change, or on the National Association of Securities Dealers Automated Quotation System during a comparable period of time. This standard would allow Heartland Advisors to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms'-length transaction.

Furthermore, the Board of Directors, including a majority of the directors who are not interested persons, have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to Heartland Advisors are consistent with the foregoing standard. Brokerage transactions with Heartland Advisors are also subject to such fiduciary standards as may be imposed upon Heartland Advisors by applicable law.

     The Funds will not deal with Heartland Advisors in any transaction in which Heartland Advisors acts as a principal. However, Heartland Advisors may serve as broker to a Fund in over-the-counter transactions conducted on an agency basis. Pursuant to plans adopted by Heartland's Board of Directors for each of the Funds under, and subject to, the provisions of Rule 10f-3 under the Investment Company Act of 1940, the Funds may purchase securities in an offering from an underwriter which is a member of an underwriting syndicate of which Heartland Advisors is also a member. The plans and Rule 10f-3 limit the securities that may be so purchased, the time and manner of purchase, the underwriting discount and amount of purchase, and require a review by the Board of Directors of any such transactions at least quarterly.


     During the fiscal year ended December 31, 1995, the aggregate brokerage commissions on portfolio transactions paid by the Funds were as follows: the Value Fund paid $2,619,410; the Value Plus Fund paid $140,980; and the U.S. Government Securities Fund paid $676. Of such brokerage commissions, amounts paid to Heartland Advisors as broker were: $438,094 for the Value Fund ; $29,768 for the Value Plus Fund; and $0 for the U.S. Government Securities Fund.

     During the fiscal year ended December 31, 1996, the aggregate brokerage commissions on portfolio transactions paid by the Funds, were as follows: the Value Fund paid $2,822,252; the Value Plus Fund paid $149,195; and the U.S. Government Securities Fund paid $75. Of such brokerage commissions, amounts paid to Heartland Advisors as broker were: $285,057 for the Value Fund; $4,028 for the Value Plus Fund; and $0 for the U.S. Government Securities Fund. For the period from October 11, 1996 (commencement of operations) to December 31, 1996, the Mid Cap Value Fund paid aggregate brokerage commissions of $18,036 on portfolio transactions. For the period from October 11, 1996 (commencement of operations) to December 31, 1996, the Large Cap Value Fund paid aggregate brokerage commissions of $4,995 on portfolio transactions. None of the commissions paid by the Mid Cap Value and Large Cap Value Funds were paid to Heartland Advisors.

     During the fiscal year ended December 31, 1997, the aggregate brokerage commissions paid by the Funds, and the total dollar amount of portfolio transactions on which brokerage commissions were paid, were as follows: the Value Fund paid $3,925,925 on portfolio transactions of $854,023,965; the Value Plus Fund paid $830,002 on portfolio transactions of $216,388,591; the Mid Cap Value Fund paid $120,274 on portfolio transactions of $216,388,591; the Large Cap Value Fund paid $16,006 or portfolio transactions of $7,060,824; and the U.S. Government Securities Fund paid $6,222 on portfolio transactions of $18,219,526. Of such brokerage commissions, amounts paid to Heartland Advisors as broker were: $159,609 in commissions (or 2.59% of total commissions) on $49,766,663 of transactions (or 3.14% of total transactions) for the Value Fund; $306 in commissions (or less than 1% of total commissions) on $74,281 of transactions (or less than 1% of total transactions) for the Mid Cap Value Fund; $12,093 in commissions (or 0.19% of total commissions) or $2,450,592 of transactions (or 0.15% of total transactions) for the Value Plus Fund; and no brokerage commissions were paid to Heartland Advisors by the Large Cap Value and U.S. Government Securities Funds. All such transactions were effected in accordance with the procedures adopted by the Board with respect to commissions paid to Heartland Advisors.

     The following tables show commissions paid by the Funds on futures transactions during the past three fiscal years:

Fiscal year ended December 31, 1995:

Fund                     Commissions Paid  # of Contracts   # of Contracts
----                     ----------------
                                           Sold Short       Covered
                                           ----------       -------
Value Plus               $974                 (37)             37
Value                    $32,405           (1,221)          1,221
U.S. Govt. Securities    $42,679           (1,760)          1,760


Fiscal year ended December 31, 1996:

Fund                     Commissions Paid  # of Contracts   # of Contracts
----                     ----------------
                                           Sold Short       Covered
                                           ----------       -------
Value Plus               $974              (37)             37
Value                    $21,232           (800)            800
U.S. Govt. Securities    $46,113           (1,715)          1,715


Fiscal year ended December 31, 1997:

Fund                     Commissions Paid  # of Contracts   # of Contracts
----                     ----------------
                                           Sold Short       Covered
                                           ----------       -------
Value                    $24,549           (925)            925
U.S. Govt. Securities    $ 2,372           (135)            135



The table below shows information on brokerage commissions paid by the Funds to brokers or dealers who supplied research services to Heartland Advisors during the fiscal year ended December 31, 1997.

                   Amount of Commissions paid to brokers or dealers       Total Dollar amount involved
    Fund         who supplied research services to Heartland Advisors     in such transactions (000 omitted)
    ----         ----------------------------------------------------     ----------------------------------
Mid Cap Value                       $  115,073                                         $ 38,265
Value Plus                          $  688,931                                         $172,593
Value                               $2,751,057                                         $508,421
Large Cap Value                     $   16,006                                         $  7,060


     Under the Investment Company Act of 1940, Stifel Financial Corporation ("Stifel") and Advest Group, Inc. ("Advest") may have been deemed affiliated persons of Heartland Advisors since Heartland Advisors may have been deemed to hold or control more than 5% of the outstanding voting securities of Stifel and Advest in Heartland Advisors' capacity as investment advisor to the Funds and other investment advisory accounts. During the fiscal year ended December 31, 1997, the Value Fund paid $59,453 in brokerage commissions (or 1.5% of total commissions paid) to Stifel for effecting $6,797,071 of transactions, or approximately 0.8% of the dollar value of portfolio transactions for which a brokerage commission was paid; and the Value Plus Fund paid $20,576 in brokerage commissions (or 2.9% of total commissions paid) to Stifel for effecting $4,015,273 of transactions, or approximately 1.9% of the dollar value of portfolio transactions for which a brokerage commission was paid. During the fiscal year ended December 31, 1997 the Value Fund paid $17,570 in brokerage commissions (or 0.4% of total commissions paid) to Advest for effecting $4,527,731 of transactions, or approximately 0.5% of the dollar value of portfolio transactions for which brokerage commissions were paid; and the Value Plus Fund paid $5,250 in brokerage commissions (or 0.6% of total commissions paid) to Advest for effecting $1,448,229 of transactions, or approximately 0.7% of the dollar value of portfolio transactions for which brokerage commissions were paid.

     During the fiscal year ended December 31, 1996, the Value Fund paid $40,974 in brokerage commissions (or 1.5% of total commissions paid) to Stifel for effecting $10,567,489 of transactions, or approximately 1.8% of the dollar value of portfolio transactions for which a brokerage commission was paid; and the Value Plus Fund paid $2,100 in brokerage commissions (or 1.4% of total commissions paid) to Stifel for effecting $441,215 of transactions, or approximately 1.2% of the dollar value of portfolio transactions for which a brokerage commission was paid.

     During the fiscal year ended December 31, 1996 the Value Fund paid $19,486 in brokerage commissions (or 0.7% of total commissions paid) to Advest for effecting $5,167,636 of transactions, or approximately 0.9% of the dollar value of portfolio transactions for which brokerage commissions were paid; and the Value Plus Fund paid $1,400 in brokerage commissions (or 0.9% of total commissions paid) to Advest for effecting $340,000 of transactions, or approximately 0.9% of the dollar value of portfolio transactions for which brokerage commissions were paid.

     During the fiscal year ended December 31, 1995, the Value Fund paid $38,996 in brokerage commissions (or 1.5% of total commissions paid) to Stifel for effecting $5,930,376 of transactions, or approximately 1.6% of the dollar value of portfolio transactions for which a brokerage commission was paid. During the fiscal year ended December 31, 1995, the Value Plus Fund paid $1,050 in brokerage commissions (or 0.7% of total commissions paid) to Stifel for effecting $1,175,390 of transactions, or approximately 3.4% of the dollar value of portfolio transactions for which a brokerage commission was paid.

     The portfolio holdings of the Funds may include the securities of certain publicly traded brokerage firms. At December 31, 1997, the Value Fund held 224,900 shares, with a market value of $15,518,100, of Dain Rauscher Corporation, the parent corporation of Dain Bosworth, Inc. and Rauscher Pierce Refsnes, Inc., which were among the Funds' regular brokers or dealers for 1997 as defined in Rule 10b-1 under the Investment Company Act of 1940. At December 31, 1997, the Mid Cap Value and Large Cap Value Funds held 16,500 and 1,600 shares, respectively, with a market value of $841,500 and $81,600, respectively, of Lehman Brothers Holdings, Inc., the parent corporation of Lehman Brothers, Inc., which was among the Funds' regular brokers or dealers for 1997 as defined in Rule 10b-1 under the Investment Company Act of 1940.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT


     Firstar Bank Milwaukee, N.A.acts as Custodian of each Fund's investments, and Firstar Mutual Funds Services, LLC acts as Transfer and Dividend Disbursing Agent (the "Custodian" and the "Agent," respectively). The address for both the Custodian and the Agent is P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Subcustodians provide custodial services for assets of the Funds held outside the U.S.


COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

     Quarles & Brady serves as legal counsel for the Funds. Arthur Anderson LLP, independent public accountants, served as auditors of the Funds through calendar year 1996. PricewaterhouseCoopers LLP have been selected as independent public accountants for the Funds beginning with fiscal year 1997.

FINANCIAL STATEMENTS
--------------------

     The financial statements, related notes and related reports of PricewaterhouseCoopers LLP, independent public accountants, contained in the Annual Report to Shareholders of the Funds as of December 31, 1997 and for the fiscal year or period then ended, together with the unaudited financial statements and related notes contained in the Semi-Annual Report to Shareholders of the Funds as of June 30, 1998 and for the six months then ended, are hereby incorporated by reference. Copies of the Annual Report and Semi-Annual Report may be obtained without charge by writing to Heartland Advisors, Inc., 790 North Milwaukee Street, Milwaukee, Wisconsin 53202, or by calling 1-800-432-7856 or
(414) 289-7000.

Part C. Other Information.

Item 23.  Exhibits
          --------

          See Exhibit Index following the signature page of this registration statement, which index is incorporated herein by this reference.

Item 24.  Persons Controlled by or Under Common Control with the Fund
          -----------------------------------------------------------

          Not Applicable. See "Control Persons and Principal Holders of Securities" in Part B.

Item 25.  Indemnification
          ---------------

Reference is made to Article IX of the Fund's Amended and Restated Bylaws filed as Exhibit (b) to this Post-Effective Amendment to the Fund's Registration Statement with respect to the indemnification of the Fund's directors and officers, which is set forth below:

          Section 9.1.  Indemnification of Officers, Directors, Employees and
          -----------   -----------------------------------------------------
          Agents. The Corporation shall indemnify each person who was or is a
          ------
          party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:
               --------

               (a) whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

               (b)  the Corporation shall not indemnify any person unless:

                    (1) the court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

                    (2) absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

                    Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

                         (1) such person shall provide adequate security for his undertaking;

                         (2) the Corporation shall be insured against losses arising by reason of such advance; or

                         (3) a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

          Section 9.2.  Insurance of Officers, Directors, Employees and Agents.
          -----------   ------------------------------------------------------
          The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

Reference is made to Section 6 of the Fund's Distribution Agreement with Heartland Advisors, Inc. filed as Exhibit (e)(1) to this Post-Effective Amendment to the Fund's Registration Statement with respect to the indemnification of the Fund's directors and officers, which is set forth below:

Section 6.     Indemnification.
               ---------------

               (a) The Distributor agrees to indemnify and hold harmless the Fund and each of its present or former directors, officers, employees, representatives and each person, if any, who controls or previously controlled the Fund within the meaning of Section 15 of the 1933 Act against any and all losses, liabilities, damages, claims or expenses (including the reasonable costs of investigating or defending any alleged loss, liability, damage, claims or expense and reasonable legal counsel fees incurred in connection therewith) to which the Fund or any such person may become subject under the 1933 Act, under any other statute, at common law, or otherwise, arising out of the acquisition of any Shares by any person which (i) may be based upon any wrongful act by the Distributor or any of the Distributor's directors, officers, employees or representatives, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, shareholder report or other information covering Shares filed or made public by the Fund or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon information furnished to the Fund by the Distributor. In no case (i) is a Distributor's indemnity in favor of the Fund, or any person indemnified to be deemed to protect the Fund or such indemnified person against any liability to which the Fund or such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties or by reason of his reckless disregard of his obligations and duties under this Agreement or (ii) is the Distributor to be liable under its indemnity agreement contained in this Paragraph with respect to any claim made against the Fund or any person indemnified unless the Fund or such person, as the case may be, shall have notified the Distributor in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Fund or upon such person (or after the Fund or such person shall have received notice to such service on any designated agent). However, failure to notify the Distributor of any such claim shall not relieve the Distributor from any such liability which the Distributor may have to the Fund or any person against whom such action is brought otherwise than on account of the Distributor's indemnity agreement contained in this Paragraph.

               The Distributor shall be entitled to participate, at its own expense, in the defense, or, if the Distributor so elects, to assume the defense of any suit brought to enforce any such claim, but, if the Distributor elects to assume the defense, such defense shall be conducted by legal counsel chosen by the Distributor and satisfactory to the Fund, to the persons indemnified defendant or defendants, in the suit. In the event that the Distributor elects to assume the defense of any such suit and retain such legal counsel, the Fund, the persons indemnified defendant or defendants in the suit, shall bear the fees and expenses of any additional legal counsel retained by them. If the Distributor does not elect to assume the defense of any such suit, the Distributor will reimburse the Fund and the persons indemnified defendant or defendants in such suit for the reasonable fees and expenses of any legal counsel retained by them. The Distributor agrees promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its officers, employees or representatives in connection with the issue or sale of any Shares.

In addition, the Fund maintains an Investment Advisor/Mutual Fund Professional Liability insurance policy with a $10 million limit of liability under which the Fund and its affiliate, Heartland Advisors, Inc., and each of their respective directors and officers are named insureds.

The Fund undertakes that insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------

          Heartland Advisors, Inc.

          Heartland Advisors, Inc. acts as the Investment Advisor and Distributor to each of the Heartland Funds. William J. Nasgovitz, a director and President of Heartland Group, Inc., is a controlling person of Heartland Advisors through his ownership of a majority of its voting common stock. Mr. Nasgovitz has indicated he intends to retain control of Heartland Advisors, Inc. through continued ownership of a majority of its outstanding voting stock.

          Set forth below is a list of the officers and directors of Heartland Advisors, Inc. as of September 30, 1998, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:

----------------------------------------------------------------------------------------------------------------------
                                POSITIONS AND OFFICES WITH
                                --------------------------
NAME                            HEARTLAND ADVISORS, INC.                        OTHER
----                            -----------------------                         -----
----------------------------------------------------------------------------------------------------------------------
William J. Nasgovitz            Director and President                          President and Director, Heartland
                                                                                Group, Inc.
----------------------------------------------------------------------------------------------------------------------
Patrick J. Retzer               Director and Senior Vice President              Vice President, Treasurer and
                                                                                Director, Heartland Group, Inc.
----------------------------------------------------------------------------------------------------------------------
Kevin D. Clark                  Senior Vice President, Trading                  None
----------------------------------------------------------------------------------------------------------------------
Kenneth J. Della                Senior Vice President and                       Vice President, Heartland Group,
                                Treasurer                                       Inc.
----------------------------------------------------------------------------------------------------------------------
Jilaine Hummel Bauer            Senior Vice President and General               Vice President, Heartland Group,
                                Counsel                                         Inc. since January 1997; Senior Vice
                                                                                President, Stein Roe & Farnham
                                                                                Incorporated, 1992 to 1997
----------------------------------------------------------------------------------------------------------------------
Paul T. Beste                   Senior Vice President - Investment              Vice President, Heartland Group,
                                Operations                                      Inc. since September 1998;
                                                                                Investment Operations Officer,
                                                                                Heartland Group, Inc., 1997 to
                                                                                1998; Director of
                                                                                Taxes/Compliance, Strong Capital
                                                                                Management, Inc., 1992 to 1997
----------------------------------------------------------------------------------------------------------------------
Lois J. Schmatzhagen            Secretary                                       Secretary, Heartland Group, Inc.
----------------------------------------------------------------------------------------------------------------------
Eric J. Miller                  Director and Senior Vice President              None
----------------------------------------------------------------------------------------------------------------------


Item 27.  Principal Underwriters
          ----------------------

          (a) Heartland Advisors, Inc. acts as the Distributor of the shares of each of the Heartland Funds. Heartland Advisors, Inc. does not act as the principal underwriter or distributor for any open-end mutual funds other than the Heartland Funds.

          (b)  See response to Item 26 above.

          (c)  Not applicable.

Item 28.  Location of Accounts and Records
          --------------------------------

          (a)  Heartland Group, Inc.
               790 North Milwaukee Street
               Milwaukee, Wisconsin 53202

          (b)  Firstar Mutual Fund Services, LLC
               P.O. Box 701
               Milwaukee, Wisconsin 53201-0701

          (c)  Firstar Bank Milwaukee, N.A.
               777 East Wisconsin Avenue
               Milwaukee, Wisconsin 53202

Item 29.  Management Services
          -------------------

          Not applicable

Item 30.  Undertakings
          ------------

          Not applicable

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 13th day of October, 1998.

                                      HEARTLAND GROUP, INC.


                                         /s/ Patrick J. Retzer
                                      By:______________________________________
                                         PATRICK J. RETZER
                                         Vice President and Treasurer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on this 13th day of October, 1998, by or on behalf of the following persons in the capacities indicated.



Signature                   Title
---------                   -----
/s/ William J. Nasgovitz*   Director and President (Chief Executive Officer)
------------------------
William J. Nasgovitz

/s/ Patrick J. Retzer       Director, Vice President and Treasurer (Chief
------------------------    Financial Officer)
Patrick J. Retzer

/s/ Paul T. Beste           Vice President and Principal Accounting Officer
------------------------    (Chief Accounting Officer)
Paul T. Beste

/s/ Hugh F. Denison*        Director
------------------------
Hugh F. Denison

/s/ A. Gary Shilling*       Director
------------------------
A. Gary Shilling

/s/ Willard H. Davidson*    Director
------------------------
Willard H. Davidson

/s/ Jon D. Hammes*          Director
------------------------
Jon D. Hammes

/s/ Linda F. Stephenson*    Director
------------------------
Linda F. Stephenson


*By: /s/ Patrick J. Retzer
     ---------------------
     Patrick J. Retzer

Pursuant to Power of Attorney
dated April 27, 1998.
                                      C-7

                                 EXHIBIT INDEX
                                 -------------

Exhibit                                                        Numbered
Number    Description                                             Page
------    -----------                                          --------
(a)(1)    Articles of Incorporation

(a)(2)    Form of Articles Supplementary to Articles of
          Incorporation filed with Maryland Department of Assessments and Taxation to withdraw the designation of, and to discontinue, the series known as the Heartland Nebraska Tax
          Free Fund (previously filed as Exhibit 1(b) to Post-Effective Amendment No. 29 to this
          Registration Statement)

(b)       Amended and Restated By-Laws

(c)(1)    Articles Sixth through Eighth and Article
          Tenth of the Articles of Incorporation, filed as Exhibit (a)(1) herewith

(c)(2)    Articles Supplementary (previously filed as
          Exhibit 1(b) to Post-Effective Amendment No.
          29 to this Registration Statement)

(c)(3) Articles II, VI, IX and X of the Bylaws, filed as Exhibit (b) herewith

(d)(1)    Investment Advisory Agreement for Heartland
          Value Fund

(d)(2)    Investment Advisory Agreement for Heartland
          U.S. Government, Wisconsin Tax Free, Value
          Plus, Mid Cap Value and Large Cap Value Funds
          (previously filed as Exhibit 5(b) to Post-
          Effective Amendment No. 26 to this
          Registration Statement)

(d)(3)    Amended Schedule A to Investment Advisory
          Agreement adding Heartland Short Duration
          High-Yield Municipal and Heartland High-Yield
          Municipal Bond Funds (previously filed as
          Exhibit 5(c) to Post-Effective Amendment No.
          28 to this Registration Statement)

(e)(1)    Distribution Agreement between Heartland
          Group, Inc. and Heartland Advisors, Inc.
          (previously filed as Exhibit 6(a)(i) to Post-
          Effective Amendment No. 26 to this
          Registration Statement)

(e)(2) Amendment No. 1 to Distribution Agreement between Heartland Group, Inc. and Heartland
          Advisors, Inc. (previously filed as Exhibit
          6(a)(ii) to Post-Effective Amendment No. 26 to this Registration Statement)

(e)(3)    Form of Selected Dealer Agreements

(e)(4)    Form of Selling Agreement for Banks

(f)       None

(g)       Custodian Agreement

(h)(1)    Transfer Agent/Dividend Disbursing Agent
          Agreement

(h)(2)    Heartland Group, Inc.'s Rule 10f-3 Plan

(h)(3)    Heartland Value Fund, Inc.'s Rule 10f-3 Plan

(i)       None

(j)       Consent of Independent Accountants

(k)       None

(l)       Subscription Agreements

(m)(1)    The Value Fund's Rule 12b-1 Plan

(m)(2)    Heartland Group Inc.'s Amended and Restated
          Rule 12b-1 Plan (previously filed as Exhibit
          15(b) to Post-Effective Amendment No. 26 to this Registration Statement)

(m)(3)    Form of Related Distribution Agreement for
          Rule 12b-1 Plan

(n)       Financial Data Schedules

(o)       None